Prospectus dated 09/28/2005 for
Arizona Municipals Fund Class A

Supplement to Prospectus dated 12/01/2005
Supplement to Prospectus dated 01/18/2006
Supplement to Prospectus dated 04/07/2006
Supplement to Prospectus dated 07/12/2006

PROSPECTUS

SMITH BARNEY

ARIZONA MUNICIPALS FUND INC.

Class A, B, C and Y Shares

September 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

Smith Barney Arizona Municipals Fund Inc.

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Investments, risks and performance

Investment objective

The fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Arizona municipal securities or other investments with similar economic characteristics. Arizona municipal securities include securities issued by the State of Arizona and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from income for regular federal income tax and from Arizona state personal income taxes.

The fund invests primarily in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase ranging from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories or, if unrated, are determined by the manager to be of comparable quality. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, determined by the manager to be of comparable quality (commonly known as “junk bonds”).

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Arizona municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Arizona municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Arizona experienced declining revenues in fiscal years 2002 and 2003. Though the state has witnessed recent economic growth and anticipates continued growth, expenditures are also expected to increase, due in part to spending associated with the state’s growing population and other obligations. The state predicts general fund shortfalls to increase in the coming years, more so if revenue growth is less than anticipated or if spending exceeds expectations. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Arizona municipal obligations to purchase, the amount of the fund’s income that is subject to Arizona taxes could increase. More detailed information about the economy of Arizona may be found in the Statement of Additional Information (“SAI”).

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to federal personal income and Arizona state personal income taxes. The fund may realize capital gains subject to regular federal and Arizona state personal income taxes on the sale of its securities or on transactions in derivatives. The fund may realize ordinary income subject to regular federal and Arizona state personal income taxes to the extent of any market discount on securities purchased at a discount. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains generally will be subject to state and local income taxes for investors residing in states other than Arizona.

The fund purchases municipal securities of which related interest income, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no

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assurance that the Internal Revenue Service (the “lRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to fund shareholders could be recharacterized as taxable.

Who may want to invest The fund may be an appropriate investment if you:

■	Are an Arizona taxpayer in a high federal tax bracket seeking income exempt from regular federal income tax and Arizona state personal income tax
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of municipal securities, including the risks of concentrating in investments in a single state

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Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on the distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Quarterly returns:

(For periods shown in the bar chart)

Highest: 7.82% in 1st quarter 1995; Lowest: (1.74)% in 2nd quarter 1999. Year to date: (2.91)% through 6/30/05.

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Average Annual Total Returns

Calendar Year Ended December 31, 2004

Class A	1 year	5 years	10 years	Since Inception	Inception Date
Return Before Taxes	(2.69)%	4.51%	5.33%	5.99%	6/01/87
Return After Taxes on Distributions(1)	(2.69)%	4.51%	5.28%	n/a
Return After Taxes on Distributions and Sale of Fund Shares(1)	(0.33)%	4.54%	5.28%	n/a
Other Classes (return before taxes only)
Class B	(3.69)%	4.61%	5.19%	4.86%	11/6/92
Class C	(0.31)%	4.73%	5.15%	5.25%	12/08/94
Class Y	n/a	n/a	n/a	n/a	11/07/94
Lehman Index(2)	4.48%	7.20%	7.06%	n/a	n/a
Lipper Average(3)	3.81%	6.05%	6.06%	n/a	n/a
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses.
(2)	The Lehman Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year.
(3)	The Lipper Arizona Municipal Debt Funds Average reflects the performance of 36 funds in the Arizona municipal debt fund category.

An investor cannot invest directly in an index or average. The index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(1)	4.50%	1.00%	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y(2)
Advisory and administration fees	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None
Other expenses	0.35%	0.45%	0.40%	0.35%

Total annual fund operating expenses(3)	1.00%	1.60%	1.60%	0.85%
(1)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2)	For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended May 31, 2005.
(3)	Effective August 1, 2005, the manager is voluntarily waiving management fees and/or reimbursing expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B, Class C and Class Y at the same rate as it waives fees and/or reimburses expenses for Class A. The manager may change or eliminate the voluntary expense limitation at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each-year the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$498	$706	$930	$1,576
Class B (redemption at end of period)	$613	$805	$971	$1,740	*
Class B (no redemption)	$163	$505	$871	$1,740	*
Class C (redemption at end of period)	$263	$505	$871	$1,900
Class C (no redemption)	$163	$505	$871	$1,900
Class Y (with or without redemption)	$87	$271	$471	$1,049
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Arizona municipal securities In addition to securities issued by the state of Arizona and certain other Arizona governmental issuers, “Arizona municipal securities” include debt obligations issued by certain non-Arizona governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Arizona municipal securities is exempt from regular federal income tax and Arizona state personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Arizona municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero-coupon securities, which pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund also may invest up to 20% of its assets in municipal securities of non-Arizona issuers. The interest on such securities will generally be exempt from regular federal, but not Arizona, personal income tax.

Below investment grade securities Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

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■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The counterparties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and in short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio Holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI.

Management

Manager The fund’s investment adviser and administrator is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

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Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Joseph P. Deane, investment officer of SBFM and managing director of CGMI, has been responsible for the day-to-day management of the fund’s portfolio since February 1999. David T. Fare, investment officer of SBFM and director of CGMI, has shared the responsibility for the day-to-day management of the fund since April 2004.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager and other fund service providers.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager. Therefore, the fund’s Board has approved a new investment management contract between the fund and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the fund for their approval.

Management fees For the fiscal year ended May 31, 2005, the manager received an advisory fee and an administrative fee equal to 0.29% and 20%, respectively, of the fund’s average daily net assets.

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Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain functions including shareholder record keeping and accounting services.

Recent Developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment

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of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

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Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $ 50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$ 1,000	$ 15 million	$ 50
Monthly Systematic Investment Plans	$ 25	n/a	$ 25
Quarterly Systematic Investment Plans	$50	n/a	$50
Uniform Gift to Minors Accounts	$250	$15 million	$50

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More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares, and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

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Comparing the fund’s classes

Your Service Agent can help you decide which Class meets your goals. Your Service Agent may receive different compensation depending upon which Class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after eight years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only one year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other Classes
Initial sales charge	Up to 4.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within one year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within one year of purchase	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends reinvested in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $ 25,000	4.00	4.17	up to 4.00
$25,000 but less than $ 50,000	3.50	3.63	up to 3.50
$50,000 but less than $ 100,000	3.00	3.09	up to 3.00
$100,000 but less than $ 250,000	2.50	2.56	up to 2.50
$250,000 but less than $ 500,000	1.50	1.52	up to 1.50
$ 500,000 or more	- 0-	-0-	up to 1.00*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

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Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds ( other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different

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Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds ( other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

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If you do not meet your asset goal amount, shares in the amount of any sales charges due, on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

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Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive commissions of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund

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■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

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Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

Smith Barney Arizona Municipals Fund Inc.

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■     You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

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■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to other requirements of the fund into which exchanges are made

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective

■     The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange, Inc. (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

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Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Arizona Municipals Fund Inc.

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■    The fund name and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

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By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $ 50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $ 10,000 and each automatic redemption must be at least $ 50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

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Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking you to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

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■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement caps for small accounts. For more information, please contact the Service Agent or the transfer agent or consult the SAI.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances upon advance notice to shareholders and prospective investors.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities.

Because of the potential harm to the fund and its long term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market

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timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Directors reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

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Dividends, distributions and taxes

Dividends and Distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status for you of certain transactions related to the fund.

Transaction	Federal tax status	Arizona personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss (Arizona taxes short-term capital gain, long-term capital gain and ordinary income at the same rate.)
Long-term capital gain distributions	Long-term capital gain	Capital gain (Arizona taxes short-term capital gain, long-term capital gain and ordinary income at the same rate.)
Dividends	Generally, excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income tax if from interest on Arizona municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Long-term capital gain distributions are taxable to

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you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the fund’s dividends may be, and distributions of the fund’s capital gains generally will be, subject to federal and Arizona state personal income taxes. The fund may recognize taxable capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, the fund’s dividends and capital gains distributions generally will be subject to state and local income taxes for investors residing in states other than Arizona.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. The fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends other than tax-exempt dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when

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regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers rated below investment grade—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the fund’s sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order

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prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund’s sub-transfer agent before the sub-transfer agent’s close of business.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no Class Y shares were outstanding during the past five fiscal years.

For a Class A share of capital stock outstanding throughout each year ended May 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.98	$9.98	$10.04	$10.00	$9.54
Income (loss) from operations:
Net investment income	0.40	0.44	0.45	0.48	0.49
Net realized and unrealized gain (loss)	(0.57)	—	(0.05)	0.05	0.45
Total income (loss) from operations	(0.17)	0.44	0.40	0.53	0.94
Less distributions from:
Net investment income	(0.40)	(0.44)	(0.46)	(0.49)	(0.48)
Total distributions	(0.40)	(0.44)	(0.46)	(0.49)	(0.48)
Net asset value, end of year	$9.41	$9.98	$9.98	$10.04	$10.00
Total return(2)	(1.77)%	4.45%	4.07%	5.40%	10.03%
Net assets, end of year (000s)	$36,960	$41,220	$40,319	$41,824	$36,862
Ratios to average net assets:
Gross expenses	1.00%	0.92%	1.00%	0.91%	0.94%
Net expenses	0.99 (3)	0.92	1.00	0.91	0.94
Net investment income	4.10	4.39	4.48	4.80	4.98
Portfolio turnover rate	0%	9%	11%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The manager waived all or a portion of its advisory fee.

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For a Class B share of capital stock outstanding throughout each year ended May 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.99	$9.98	$10.05	$10.00	$9.54
Income (loss) from operations:
Net investment income	0.34	0.39	0.40	0.42	0.44
Net realized and unrealized gain (loss)	(0.58)	0.01	(0.06)	0.07	0.45
Total income (loss) from operations	(0.24)	0.40	0.34	0.49	0.89
Less distributions from:
Net investment income	(0.34)	(0.39)	(0.41)	(0.44)	(0.43)
Total distributions	(0.34)	(0.39)	(0.41)	(0.44)	(0.43)
Net asset value, end of year	$9.41	$9.99	$9.98	$10.05	$10.00
Total return(2)	(2.45)%	4.00%	3.38%	4.92%	9.40%
Net assets, end of year (000s)	$5,389	$7,571	$9,694	$9,746	$11,988
Ratios to average net assets:
Gross expenses	1.60%	1.47%	1.54%	1.41%	1.48%
Net expenses	1.59 (3)	1.47	1.54	1.41	1.48
Net investment income	3.49	3.84	3.94	4.20	4.44
Portfolio turnover rate	0%	9%	11%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The manager waived all or a portion of its advisory fee.

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For a Class C share of capital stock outstanding throughout each year ended May 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.98	$9.97	$10.04	$10.00	$9.53
Income (loss) from operations:
Net investment income	0.34	0.38	0.40	0.42	0.43
Net realized and unrealized gain (loss)	(0.57)	0.01	(0.07)	0.05	0.46
Total income (loss) from operations	(0.23)	0.39	0.33	0.47	0.89
Less distributions from:
Net investment income	(0.34)	(0.38)	(0.40)	(0.43)	(0.42)
Total distributions	(0.34)	(0.38)	(0.40)	(0.43)	(0.42)
Net asset value, end of year	$9.41	$9.98	$9.97	$10.04	$10.00
Total return(3)	(2.35)%	3.97%	3.35%	4.78%	9.48%
Net assets, end of year (000s)	$3,086	$3,407	$3,494	$3,091	$1,837
Ratios to average net assets:
Gross expenses	1.60%	1.50%	1.57%	1.51%	1.48%
Net expenses	1.59 (4)	1.50	1.57	1.51	1.48
Net investment income	3.49	3.81	3.91	4.18	4.44
Portfolio turnover rate	0%	9%	11%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager waived all or a portion of its advisory fee.

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Smith Barney Arizona

Municipals Fund Inc.

You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-5066)

FD0238 9/05

Supplement to Prospectus dated 12/01/2005

SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management (or advisory) contract (and sub-advisory contract(s), if applicable) to terminate.

The fund’s shareholders previously approved a new investment management (or advisory) contract between the fund and the Manager (and new sub-advisory contract(s), if applicable), which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The fund’s Board has appointed the fund’s current distributor, Citigroup Global Markets Inc. (“CGMI”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. For those funds that have adopted Rule 12b-1 Plans with respect to certain classes of shares, the fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the

1

fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

The following supplements the sections of each of the Prospectuses entitled “Sales charges” and “More about deferred sales charges” and the section of the Statement of Additional Information (the “SAI”) entitled “Purchase of Shares” for the funds listed below which have sales charges:

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS.

A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, for those funds that have adopted amended and restated Rule 12b-1 Plans, starting in the thirteenth month after purchase the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. CGMI will receive these payments as Service Agent.

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. Similarly, LMIS will pay Service Agents, including CGMI, selling Class C shares a commission of up to 1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. For those funds that have adopted amended and restated Rule 12b-1 Plans, until the thirteenth month after purchase LMIS will retain the distribution and service fee.

2

The procedures described in the Prospectus under the captions “Buying shares,” “Exchanging shares” and “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the names of investment advisers of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distributors” or “Principal Underwriters”, as applicable to a fund:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, located at 388 Greenwich Street, New York, New York 10013 serve as the fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the fund’s distributor or principal underwriter include LMIS and CGMI.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distribution Arrangements” or “Distributors,” as applicable to a fund:

Effective December 1, 2005, with respect to those fund classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. For those funds that have adopted amended and restated Rule 12b-1 Plans, the co-distributors will

3

provide the fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAIs for each of the funds listed below entitled “Portfolio Transactions” or “Brokerage and Portfolio Transactions”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI under the captions “Purchase of Shares,” “Redemption of Shares”, “Purchase, Redemption and Exchange of Shares” and “Exchange Privilege” will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

SB ADJUSTABLE RATE INCOME FUND	September 28, 2005
Smith Barney Shares

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.	September 28, 2005

SMITH BARNEY FUNDS, INC.	April 29, 2005
Large Cap Value Fund
Short-Term Investment Grade Bond Fund
U.S. Government Securities Fund

4

SMITH BARNEY INCOME FUNDS
Smith Barney Dividend and Income Fund	November 28, 2005
SB Convertible Fund	November 28, 2005
Smith Barney Shares
Smith Barney High Income Fund	November 28, 2005
Smith Barney Municipal High Income Fund	November 28, 2005
SB Capital and Income Fund	April 29, 2005
Smith Barney Shares
Smith Barney Total Return Bond Fund	November 28, 2005

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.	September 28, 2005
Cash Portfolio
Government Portfolio
Municipal Portfolio

SMITH BARNEY INVESTMENT FUNDS INC.
Smith Barney Multiple Discipline Funds	August 29, 2005
All Cap and International Fund
Smith Barney Hansberger Global Value Fund	August 29, 2005
Smith Barney Real Return Strategy Fund	November 8, 2004
Smith Barney Small Cap Value Fund	January 28, 2005

SMITH BARNEY INVESTMENT TRUST
Smith Barney Intermediate Maturity California Municipals Fund	March 28, 2005
Smith Barney Intermediate Maturity New York Municipals Fund	March 28, 2005
Smith Barney S&P 500 Index Fund	April 30, 2005
Smith Barney Shares
Citi Shares
Smith Barney Classic Values Fund	March 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.	November 28, 2005

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND	March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.	April 29, 2005
Government Portfolio

5

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.	July 29, 2005

SMITH BARNEY MUNI FUNDS	July 29, 2005
California Money Market Portfolio
Florida Portfolio
Georgia Portfolio
Limited Term Portfolio
Massachusetts Money Market Portfolio
National Portfolio
New York Money Market Portfolio
Pennsylvania Portfolio

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.	July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND	August 28, 2005

SMITH BARNEY SMALL CAP CORE FUND, INC.	April 29, 2005

SMITH BARNEY WORLD FUNDS, INC.	February 28, 2005
Smith Barney Inflation Management Fund
International All Cap Growth Portfolio

6

FD 03313

Supplement to Prospectus dated 01/18/2006

SUPPLEMENT DATED JANUARY 18, 2006

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE PORTFOLIOS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

CITIFUNDS TRUST I
SMITH BARNEY EMERGING MARKETS EQUITY FUND	January 4, 2005

SB ADJUSTABLE RATE INCOME FUND	September 28, 2005
Smith Barney Shares

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.	September 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.	November 28, 2005

SMITH BARNEY FUNDS, INC.
SMITH BARNEY LARGE CAP VALUE FUND	April 29, 2005
SMITH BARNEY SHORT-TERM INVESTMENT GRADE BOND FUND	April 29, 2005
U.S. GOVERNMENT SECURITIES FUND	April 29, 2005

1

SMITH BARNEY INCOME FUNDS
SMITH BARNEY DIVIDEND AND INCOME FUND	November 28, 2005
SB CONVERTIBLE FUND	November 28, 2005
Smith Barney Shares
SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND	November 28, 2005
SMITH BARNEY EXCHANGE RESERVE FUND	November 28, 2005
SMITH BARNEY HIGH INCOME FUND	November 28, 2005
SMITH BARNEY MUNICIPAL HIGH INCOME FUND	November 28, 2005
SB CAPITAL AND INCOME FUND	April 29, 2005
Smith Barney Shares
SMITH BARNEY TOTAL RETURN BOND FUND	November 28, 2005

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.	September 28, 2005
CASH PORTFOLIO
GOVERNMENT PORTFOLIO
MUNICIPAL PORTFOLIO

SMITH BARNEY INVESTMENT FUNDS INC.
SMITH BARNEY HANSBERGER GLOBAL VALUE FUND	August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP AND INTERNATIONAL FUND	August 29, 2005
SMITH BARNEY REAL RETURN STRATEGY FUND	November 8, 2004
SMITH BARNEY SMALL CAP VALUE FUND	January 28, 2005
SMITH BARNEY SMALL CAP GROWTH FUND	January 28, 2005

2

SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND	March 28, 2005
SMITH BARNEY INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND	March 28, 2005
SMITH BARNEY CLASSIC VALUES FUND	March 28, 2005
SMITH BARNEY S&P 500 INDEX FUND	April 30, 2005
Smith Barney Shares
Citi Shares

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND	March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.	April 29, 2005
GOVERNMENT PORTFOLIO

SMITH BARNEY MUNI FUNDS
CALIFORNIA MONEY MARKET PORTFOLIO	July 29, 2005
FLORIDA PORTFOLIO	July 29, 2005
GEORGIA PORTFOLIO	July 29, 2005
LIMITED TERM PORTFOLIO	July 29, 2005
MASSACHUSETTS MONEY MARKET PORTFOLIO	July 29, 2005
NATIONAL PORTFOLIO	July 29, 2005
NEW YORK MONEY MARKET PORTFOLIO	July 29, 2005
PENNSYLVANIA PORTFOLIO	July 29, 2005

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.	July 29, 2005

SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.	July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND	August 28, 2005

SMITH BARNEY SMALL CAP CORE FUND, INC.	April 29, 2005

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SMITH BARNEY TRUST II
SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND	February 25, 2005
SMITH BARNEY INTERNATIONAL LARGE CAP FUND	April 29, 2005
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND	February 25, 2005
SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND	February 25, 2005

SMITH BARNEY WORLD FUNDS, INC.
SMITH BARNEY INFLATION MANAGEMENT FUND	February 28, 2005
INTERNATIONAL ALL CAP GROWTH PORTFOLIO	February 28, 2005

FD03355

4

Supplement to Prospectus dated 04/07/2006

APRIL 7, 2006

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF EACH SMITH BARNEY AND SB MUTUAL FUND LISTED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus and Statement of Additional Information.

Effective April 7, 2006, each Registrant (except CitiFunds Trust I) and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as listed below.

There will be no change in the Funds’ investment objective(s) or investment policies as a result of the name changes.

For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name	Date of Current Prospectus and SAI

CitiFunds Trust I
Legg Mason Partners Emerging Markets Equity Fund	February 28, 2006
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Adjustable Rate Income Fund	September 28, 2005
Legg Mason Partners Aggressive Growth Fund, Inc.
Legg Mason Partners Aggressive Growth Fund, Inc.	December 29, 2005
Legg Mason Partners Appreciation Fund, Inc.
Legg Mason Partners Appreciation Fund, Inc.	April 30, 2005
Legg Mason Partners Arizona Municipals Fund, Inc.
Legg Mason Partners Arizona Municipals Fund, Inc.	September 28, 2005
Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Partners California Municipals Fund, Inc.	June 28, 2005
Legg Mason Partners Core Plus Bond Fund, Inc.
Legg Mason Partners Core Plus Bond Fund, Inc.	November 28, 2005
Legg Mason Partners Equity Funds
Legg Mason Partners Social Awareness Fund	May 31, 2005
Legg Mason Partners Fundamental Value Fund, Inc.
Legg Mason Partners Fundamental Value Fund, Inc.	January 28, 2006
Legg Mason Partners Funds, Inc.
Legg Mason Partners Large Cap Value Fund	April 29, 2005
Legg Mason Partners Short-Term Investment Grade Bond Fund	April 29, 2005
Legg Mason Partners U.S. Government Securities Fund	April 29, 2005

New Registrant/Fund Name	Date of Current Prospectus and SAI

Legg Mason Partners Income Funds
Legg Mason Partners Capital and Income Fund	April 29, 2005
Legg Mason Partners Convertible Fund	November 28, 2005
Legg Mason Partners Diversified Strategic Income Fund	November 28, 2005
Legg Mason Partners Dividend and Income Fund	November 28, 2005
Legg Mason Partners Exchange Reserve Fund	November 28, 2005
Legg Mason Partners High Income Fund	November 28, 2005
Legg Mason Partners Municipal High Income Fund	November 28, 2005
Legg Mason Partners Total Return Bond Fund	November 28, 2005
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Government Securities Fund	April 29, 2005
Legg Mason Partners Hansberger Global Value Fund	August 29, 2005
Legg Mason Partners Investment Grade Bond Fund	April 29, 2005
Legg Mason Partners Multiple Discipline Funds All Cap and International	August 29,2005
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	August 29,2005
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	August 29,2005
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	August 29,2005
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	August 29,2005
Legg Mason Partners Real Return Strategy Fund	January 30, 2006
Legg Mason Partners Small Cap Growth Fund	January 30, 2006
Legg Mason Partners Small Cap Value Fund	January 30, 2006
Legg Mason Partners Investment Series
Legg Mason Partners Growth and Income Fund	February 28, 2006
Legg Mason Partners Dividend Strategy Fund	February 28, 2006
Legg Mason Partners International Fund	February 28, 2006
Legg Mason Partners Investment Trust
Legg Mason Partners Classic Values Fund	March 30, 2006
Legg Mason Partners Intermediate Maturity California Municipals Fund	March 30, 2006
Legg Mason Partners Intermediate Maturity New York Municipals Fund	March 30, 2006
Legg Mason Partners Large Cap Growth Fund	March 30, 2006
Legg Mason Partners Mid Cap Core Fund	March 30, 2006
Legg Mason Partners Managed Municipals Fund, Inc.
Legg Mason Partners Managed Municipals Fund, Inc.	June 28, 2005
Legg Mason Partners Massachusetts Municipals Fund
Legg Mason Partners Massachusetts Municipals Fund	March 30, 2006
Legg Mason Partners Municipal Funds
Legg Mason Partners Florida Municipals Fund	July 29, 2005
Legg Mason Partners Georgia Municipals Fund	July 29, 2005
Legg Mason Partners Limited Term Municipals Fund	July 29, 2005
Legg Mason Partners National Municipals Fund	July 29, 2005
Legg Mason Partners New York Municipals Fund	July 29, 2005
Legg Mason Partners Pennsylvania Municipals Fund	July 29, 2005
Legg Mason Partners New Jersey Municipals Fund, Inc.
Legg Mason Partners New Jersey Municipals Fund, Inc.	July 29, 2005

New Registrant/Fund Name	Date of Current Prospectus and SAI

Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners Oregon Municipals Fund	August 28, 2005
Legg Mason Partners Sector Series, Inc.
Legg Mason Partners Financial Services Fund	February 28, 2006
Legg Mason Partners Health Sciences Fund	February 28, 2006
Legg Mason Partners Technology Fund	February 28, 2006
Legg Mason Partners Trust II
Legg Mason Partners Capital Preservation Fund	February 28, 2006
Legg Mason Partners Capital Preservation Fund II	February 28, 2006
Legg Mason Partners Diversified Large Cap Growth Fund	February 28, 2006
Legg Mason Partners International Large Cap Fund	April 29, 2005
Legg Mason Partners Short Duration Municipal Income Fund	February 28, 2006
Legg Mason Partners Small Cap Growth Opportunities Fund	February 28, 2006
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Inflation Management Fund	February 28, 2006
Legg Mason Partners International All Cap Growth Fund	February 28, 2006
Legg Mason Partners Small Cap Core Fund, Inc.
Legg Mason Partners Small Cap Core Fund, Inc.	April 29, 2005

FD 03385

Supplement to Prospectus dated 07/12/2006

Supplement dated July 12, 2006

to the Prospectuses and Statements of Additional Information

of the Funds indicated below

The following supplements the Prospectus and Statement of Additional Information for each fund listed below:

Management

On August 1, 2006, Legg Mason Partners Fund Advisor, LLC (or LMPFA) will become the fund’s investment manager and Western Asset Management Company will become the fund’s subadviser. Legg Mason Partners Diversified Strategic Income Fund, Legg Mason Partners Core Plus Bond Fund, Inc. and Salomon Brothers Strategic Bond Fund will also have Western Asset Management Company Limited as a subadviser.

LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds.

Western Asset Management Company (or Western Asset), established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, and Western Asset Management Company Limited (or Western Asset Limited), with offices at 10 Exchange Place, London, England, act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion, of which approximately $77 billion was managed by Western Asset Limited.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to Western Asset and, as applicable, Western Asset Limited, the day-to-day portfolio management of the fund. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees,

17

will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions. The fund’s investment management fee remains unchanged.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new Board, approve matters that will result in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The following supplements the Prospectus and Statement of Additional Information for each fund other than the Money Market Funds, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund:

The fund’s Board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund’s front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected to be implemented during the fourth quarter of 2006. The fund’s Prospectus will be further supplemented prior to their implementation.

Effective July 12, 2006, the Legg Mason Partners funds and Salomon Brothers funds will reduce the minimum initial and subsequent investment

18

requirements to $ 1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

Reorganization

The following supplements the Prospectus and Statement of Additional Information for each fund listed as an Acquired Fund on Schedule I to this Supplement:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the “Acquiring Fund”) listed opposite the fund on Schedule I in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur during the first quarter of 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for, as noted later in this supplement, Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Georgia Municipals Fund).

Benchmark change

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Government Securities Fund:

Effective September 1, 2006, the fund’s benchmarks will change from the Lehman Brothers Government Bond Index and Citigroup Treasury/Mortgage

19

Index to the Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities (MBS) Index. There will be no change in the fund’s investment objective or investment policies as a result of the benchmark change.

Name change

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Limited Term Municipals Fund:

Effective September 1, 2006, the fund’s name will be changed to Legg Mason Partners Intermediate-Term Municipals Fund. There will be no change in the fund’s investment objective or investment policies as a result of the name change.

Fund closures

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Georgia Municipals Fund:

Effective as of the close of business on July 12, 2006, the fund will be closed to all new purchases and incoming exchanges. The fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until August 11, 2006 in order to permit them to select an investment alternative. In addition, the fund will remain open for dividend reinvestment and Class B to Class A conversions. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the fund will be waived as of the close of business on July 12, 2006.

* * *

*	“Salomon Brothers,” “Smith Barney” and “Citi” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

* * *

20

Fund	Date of Prospectus and Statement of Additional Information*
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Investment Grade Bond Fund	May 1, 2006
Legg Mason Partners Government Securities Fund	May 1, 2006

Legg Mason Partners Municipal Funds
California Money Market Portfolio	July 29, 2005
Legg Mason Partners Florida Municipals Fund	July 29, 2005
Legg Mason Partners Georgia Municipals Fund	July 29, 2005
Legg Mason Partners Limited Term Municipals Fund	July 29, 2005
Legg Mason Partners National Municipals Fund	July 29, 2005
Massachusetts Money Market Portfolio	July 29, 2005
New York Money Market Portfolio	July 29, 2005
Legg Mason Partners New York Municipals Fund	July 29, 2005
Legg Mason Partners Pennsylvania Municipals Fund	July 29, 2005

Legg Mason Partners Funds, Inc.
Legg Mason Partners U.S. Government Securities Fund	May 1, 2006
Legg Mason Partners Short-Term Investment Grade Bond Fund	May 1, 2006

Legg Mason Partners Income Funds
Legg Mason Partners Diversified Strategic Income Fund	November 28, 2005
Legg Mason Partners High Income Fund	November 28, 2005
Legg Mason Partners Municipal High Income Fund	November 28, 2005
Legg Mason Partners Total Return Bond Fund	November 28, 2005
Legg Mason Partners Exchange Reserve Fund	November 28, 2005

Legg Mason Partners Managed Municipals Fund, Inc.	June 28, 2006

Legg Mason Partners California Municipals Fund, Inc.	June 28, 2006

Legg Mason Partners New Jersey Municipals Fund, Inc.	July 29, 2005

Legg Mason Partners Oregon Municipals Fund	August 28, 2005

21

Fund	Date of Prospectus and Statement of Additional Information*
Legg Mason Partners Arizona Municipals Fund, Inc.	September 28, 2005

Legg Mason Partners Core Plus Bond Fund, Inc.	November 28, 2005

Legg Mason Partners Massachusetts Municipals Fund	March 30, 2006

Legg Mason Partners Investment Trust
Legg Mason Partners Intermediate Maturity California Municipals Fund	March 30, 2006
Legg Mason Partners Intermediate Maturity New York Municipals Fund	March 30, 2006

Legg Mason Partners World Funds, Inc.
Legg Mason Partners Inflation Management Fund	February 28, 2006

Legg Mason Partners Adjustable Rate Income Fund	September 28, 2005

Legg Mason Partners Trust II
Legg Mason Partners Short Duration Municipal Income Fund	February 28, 2006

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	May 1, 2006
Salomon Brothers California Tax Free Bond Fund	May 1, 2006
Salomon Brothers New York Tax Free Bond Fund	May 1, 2006

Salomon Brothers Series Funds Inc
Salomon Brothers High Yield Bond Fund	May 1, 2006
Salomon Brothers Short/Intermediate U.S. Government Fund	May 1, 2006
Salomon Brothers Strategic Bond Fund	May 1, 2006
Salomon Brothers Cash Management Fund	May 1, 2006
Salomon Brothers New York Municipal Money Market Fund	May 1, 2006
Salomon Brothers Institutional Money Market Fund	May 1, 2006

22

Fund	Date of Prospectus and Statement of Additional Information*
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Institutional Emerging Markets Debt Fund	May 1, 2006
Salomon Brothers Institutional High Yield Bond Fund	May 1, 2006

Smith Barney Institutional Cash Management Fund Inc.
Cash Portfolio	September 29, 2005
Government Portfolio	September 29, 2005
Municipal Portfolio	September 29, 2005

Smith Barney Municipal Money Market Fund, Inc.	July 29, 2005

Smith Barney Money Funds, Inc.
Cash Portfolio	May 1, 2006
Government Portfolio	May 1, 2006

CitiFunds Trust III
Citi Cash Reserves	December 31, 2005
Citi US Treasury Reserves	December 31, 2005
Citi Tax Free Reserves	December 31, 2005
Citi California Tax Free Reserves	December 31, 2005
Citi Connecticut Tax Free Reserves	December 31, 2005
Citi New York Tax Free Reserves	December 31, 2005

CitiFunds Premium Trust
Citi Premium Liquid Reserves	December 31, 2005
Citi Premium US Treasury Reserves	December 31, 2005

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	December 31, 2005
Citi Institutional Cash Reserves	December 31, 2005
Citi Institutional US Treasury Reserves	December 31, 2005
Citi Institutional Tax Free Reserves	December 31, 2005
Citi Institutional Enhanced Income Fund	December 31, 2005

CitiFunds Trust I
Citi Institutional Money Reserves	December 31, 2005

*	As supplemented.

23

Schedule I – Reorganizations

Acquired Fund	Acquiring Fund
Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Diversified Strategic Income Fund
Salomon Brothers Strategic Bond Fund
Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund
Legg Mason High Yield Portfolio	Legg Mason Partners High Income Fund
Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Limited Term Municipals Fund
Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.
Salomon Brothers National Tax Free Bond Fund
Legg Mason Partners Georgia Municipals Fund
Legg Mason Partners Arizona Municipals Fund, Inc.
Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund
Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Pennsylvania Tax Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund
Legg Mason Partners Exchange Reserve Fund	Cash Portfolio
Salomon Brothers New York Municipal Money Market Fund	New York Money Market Portfolio

24

Statement of Additional Information dated 09/28/2005 for
Arizona Municipals Fund Class A

Supplement to SAI dated 10/26/2005
Supplement to SAI dated 12/01/2005
Supplement to SAI dated 01/18/2006
Supplement to SAI dated 02/17/2006
Supplement to SAI dated 04/07/2006
Supplement to SAI dated 07/12/2006

September 28, 2005

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney Arizona Municipals Fund Inc. (the “fund”) dated September 28, 2005, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus. It is intended to provide more detailed information about the fund as well as matters already discussed in the prospectus. Additional information about the fund’s investments is available in the fund’s most recent annual report to shareholders that is incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker-dealer, financial intermediary, or financial institution (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number above.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund’s investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund’s investment policies in the prospectus. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as the fund’s investment adviser and administrator.

The fund is an open-end diversified management investment company that seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state personal income taxes as is consistent with the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of Arizona and its political subdivisions, agencies, authorities and instrumentalities, and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam (“Arizona Municipal Securities”) that pay interest that is excluded from gross income for regular federal income tax purposes and exempt from Arizona state personal income tax, and obligations of non-Arizona municipal issuers, the interest on which is excluded from gross income for regular federal income tax purposes but is subject to Arizona state personal income taxes, which are collectively referred to as “municipal securities.” There can be no assurance that the fund’s investment objective will be achieved.

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in Arizona Municipal Securities. This policy may not be changed without shareholder approval. The fund considers any investments in Arizona Municipal Securities that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the fund’s assets that must be invested in Arizona Municipal Securities. The fund may invest up to 20% of its assets in other municipal securities, the interest on which is excluded from gross income for federal income tax purposes (not including the possible applicability of the AMT), but which is subject to Arizona state personal income tax. For temporary defensive purposes, the fund may invest without limit in other municipal bonds and in “Temporary Investments” as described below.

Diversified Classification

The fund is classified as a diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of municipal securities depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If in either case, however the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria

In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), the Standard & Poor’s Division of the McGraw-Hill Companies, Inc., (“S&P”) and other nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of those agencies as to the quality of the municipal securities and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund’s achievement of its investment objective may be more dependent on the manager’s credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix A contains further information concerning the ratings of Moody’s and S&P.

Subsequent to its purchase by the fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such municipal securities by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such municipal securities. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody’s, S&P or another NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 80% of its total assets in investment grade municipal securities rated no lower than Baa, MIG 3 or Prime-1 by Moody’s or BBB, SP-2 or A-1 by S&P, having the equivalent rating by another NRSRO or in unrated municipal securities of comparable quality. Unrated municipal securities will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody’s or BBB or better by S&P. The balance of the fund’s assets may be invested in municipal securities rated as low as C by Moody’s or D by S&P or having an equivalent rating from another NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as “junk bonds.” Securities in the fourth highest rating category, though investment grade, are considered by Moody’s to have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

The fund generally may invest up to 20% of its total assets in municipal securities rated below Baa, MIG 3 or Prime-1 (P-1) by Moody’s or BBB, SP-2 or A-1 by S&P, or in unrated municipal securities of comparable quality or having an equivalent rating from any other NRSRO. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

Low-Rated and Comparable Unrated Securities.    While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers, In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the liquidity of the market for municipal securities is generally considered to be adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating the fund’s net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Municipal Securities.    Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within municipal securities if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income for purposes of the AMT) for federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on municipal securities is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the municipal bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal securities may be materially and adversely affected.

Municipal Leases.    The fund may invest without limit in “municipal leases,” which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for regular federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services rather than those covered by the lease obligation.

Private Activity Bonds.    The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate AMT. Individual and corporate shareholders may be subject to a federal AMT to the extent the fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on municipal securities are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state.

Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Zero Coupon Securities.    The fund also may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are more likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

Federal income tax laws require the holder of zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued, but not actually received, with respect to zero coupon securities. The fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate sufficient cash to satisfy these distribution requirements.

When-Issued Securities.    The fund may purchase municipal securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase municipal securities on a when-issued basis only with the intention of actually acquiring the municipal securities, the fund may sell these municipal securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Securities are subject to changes in value based upon the public’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal securities on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established on the fund’s books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Repurchase Agreements.    The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Temporary Investments.    When the fund is maintaining a defensive position, the fund may invest in short-term investments (“Temporary Investments”) consisting of Arizona Municipal Securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody’s, S&P or another NRSRO or, if not rated, having an issue of outstanding Arizona Municipal Securities rated within the three highest grades by Moody’s, S&P or the equivalent from another NRSRO and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund’s assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investing of the proceeds of the sale of portfolio securities or shares of the fund’s common stock, or in order to have highly liquid securities available to meet anticipated redemptions.

From time to time on a temporary basis, the fund may invest in fixed-income obligations, the interest on which is subject to regular federal income tax. Except when the fund is in a “defensive” investment position, it will not purchase a taxable security if, as a result, more than 20% of its assets would be invested in taxable securities. This limitation is a fundamental policy of the fund, that is, it may not be changed without a majority vote of the shareholders of the outstanding securities of the fund. Temporary taxable investments of the fund may consist of U.S. government securities, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody’s or the equivalent from another NRSRO, certificates of deposit or bankers’ acceptances of domestic banks or thrift institutions with at least $1 billion in assets, or repurchase agreements with certain banks or dealers. Repurchase agreements may be entered into with respect to any securities eligible for investment by the fund, including municipal securities.

Financial Futures Contracts and Related Options.    The fund will not be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a commodity pool operator under the rules of the Commodity Futures Trading Commission (“CFTC”). The fund may purchase and sell financial futures contracts and related options. Financial futures contracts are commodities contracts which obligate the long or short holder to take or make delivery at a future date of a specified quantity of a financial instrument such as Treasury bonds or bills (although they generally are settled in cash) or the cash value of a securities index. A “sale” of a futures contract means the undertaking of a contractual obligation to deliver the securities or the index value called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the securities or cash value of an index at a specified price on a specified date. Currently, futures contracts are available on several types of fixed-income securities including Treasury bonds, notes and bills, commercial paper and certificates of deposit, as well as municipal bond indices.

The fund will engage in financial futures transactions as a hedge against the effects of fluctuating interest rates and other market conditions. For example, if the fund owned long-term bonds, and interest rates were expected to rise, it could sell futures contracts (“short hedge”), which would have much the same effect as selling some of the long-term bonds that it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the fund’s futures contracts should increase, thus keeping the net asset value of the fund from declining as much as it otherwise would have.

If the fund anticipated a decline in long-term interest rates, the fund could hold short-term municipal securities and benefit from the income earned by holding such securities while purchasing futures contracts (“long hedge”) in an attempt to gain the benefit of rising long-term bond prices, because the value of the futures contracts should rise with the long-term bonds. In so doing, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.

The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to rise, or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, by using futures contracts, the fund could accomplish the same results more easily and more quickly due to the generally greater liquidity in the financial futures markets than in the municipal securities markets.

The fund also may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position together with the accumulated balance in the writer’s futures margin account (the amount by which the market price of the futures contract varies from the exercise price). The fund will be required to deposit or pay initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

The fund also may purchase and write call and put options on securities indices. Options on indices are similar to options on securities except that settlement is made in cash. No physical delivery of the underlying securities in the index is made. Unlike options on specific securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual securities. When the fund writes an option on a securities index, it will be required to deposit and maintain with its custodian portfolio securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, when the contract value of a call option written by the fund exceeds the exercise price, the fund will segregate cash or liquid securities equal in value to such excess.

There are certain risks associated with the use of futures contracts and related options. There is no assurance that the fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The costs incurred in connection with futures transactions could reduce the fund’s yield. There can be no assurance that hedging transactions will be successful, as they depend on the manager’s ability to predict changes in interest rates. Furthermore, there may be an imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the fund’s portfolio securities being hedged. This lack of correlation could result from differences between the securities being hedged and the securities underlying the futures contracts in interest rate levels, maturities and creditworthiness of issuers, as well as from variations in speculative market demand for futures contracts and debt securities. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the fund does not invest in long-term securities, the fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of the securities purchased. Where futures contracts are sold to hedge against a decline in the value of long-term securities in the fund’s portfolio, but the long-term market advances, the fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts, described above. The use of futures contracts and related options may be expected to result in taxable income to the fund and its shareholders.

Options on Debt Securities.    In connection with its hedging activities, the fund may purchase and sell put and call options on debt securities on national securities exchanges. The fund may to purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in the fund’s portfolio. The fund may write listed call options only if the calls are “covered” throughout the life of the option. A call is “covered” if the fund owns the optioned securities or maintains in a segregated account with the fund’s custodian cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and market to market daily) with a value sufficient to meet its obligations under the call. When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than fifteen months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund would forgo any gain from an increase in the market price of the underlying security over the exercise price. The fund may purchase a call on securities only to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security, and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligations.

When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. The fund will not purchase puts if more than 10% of its net assets would be invested in premiums on puts.

The fund may write puts only if the puts are “covered.” A put is “covered” if the fund maintains cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the fund will not exceed 50% of its net assets. The fund also may write “straddles,” which are combinations of secured puts and covered calls on the same underlying security.

The fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the fund has written lapses unexercised, because the fund would retain the premium.

The fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. The use of options may be expected to result in taxable income to the fund and its shareholders.

Puts or Stand-by Commitments.    The fund may acquire puts or stand-by commitments which will enable the fund to improve its portfolio liquidity by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The price the fund pays for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the fund’s ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the fund, the fund will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (the “IRS”). The IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner for tax purposes of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, including that (a) the municipal securities with puts were purchased at prices higher than the underlying municipal securities without puts, (b) a relatively small number of the municipal securities owned by the company were subject to puts, (c) the puts were nonassignable and terminated upon disposal of the underlying securities by the company, (d) the puts were for periods substantially less than the terms of the underlying securities, (e) the puts did not include call arrangements or restrict the disposal of the underlying securities by the company and gave the seller no rights in the underlying securities, and (f) the securities were acquired by the company for its own account and not as security for a loan from the seller.

Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, it is expected that puts will be determined to have a “value” of zero, regardless of whether any direct or indirect consideration was paid. Where the fund has paid for a put, its cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the fund.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes the manager, with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of SBFM or Citigroup Global Markets Inc. (“CGM”) or their affiliates, be addressed in the manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to CAM’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  The list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  The trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its directors who are not “interested persons” (as defined in the 1940 Act) (“independent directors”) of the fund or SBFM and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the board of directors.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the fund’s board of directors at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website, www.citigroupam.com.

Set forth below are charts showing those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, the fund releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Moody’s	Weekly	None
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL SECURITIES

Alternative Minimum Tax.    Under current federal income tax law, (1) interest on municipal securities issued after August 7, 1986 that are “specified private activity bonds” (“AMT-subject bonds”), and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such AMT-Subject bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Such AMT-Subject bonds, which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated to make or guarantee payment of principal and/or interest with respect to

AMT-subject bonds. AMT-subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-subject bonds is to make payments to bond holders only out of and to the extent of payments made by the private business entity for whose benefit the AMT-subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Risk of Concentration in a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the diversification that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which the fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See “Appendix A: Bond Ratings” for a description of ratings and rating criteria. Some municipal securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

Municipal Market Volatility.    Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Interest Rate Changes.    Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes.    Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (“IRS”) determines an issuer of a municipal security has not complied with applicable tax requirements, interest paid by the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable, possibly retroactively, or the security could decline in value.

Municipal Market Disruption Risk.    The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities have been introduced before Congress from time to time. Proposals also may be introduced before the Arizona legislature that would affect the state tax treatment of the fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected and the board of directors would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds.    General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”).    IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds.    The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds.    Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds.    The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The manager cannot predict at this time the effect of such factors on the ability of issuers to meet their obligations.

Water and Sewer Revenue Bonds.    Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds.    The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds.    Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds.    Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds.    Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds.    If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds.    Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds.    Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds.    Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds.    Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds.    Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA participants to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

ARIZONA AND OTHER MUNICIPAL OBLIGATIONS

The following summaries and Appendices C and D are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of Arizona and the Commonwealth of Puerto Rico and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the fund nor the manager has undertaken to verify independently such information and neither the fund nor the manager assumes responsibility for the accuracy of such information. The summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-subject bonds, which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund will invest. See “Alternative Minimum Tax.” Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

Arizona Risk Factors

The following is a brief summary of certain factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence Arizona’s economy and finances, which may in turn affect the State’s financial plan. These forces may affect Arizona unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control.

Diversity of economic growth is important to Arizona’s development. As growth in the mining and agricultural sectors has diminished over the past few decades, significant job growth has occurred in many other areas, including aerospace, high technology, construction, finance, insurance and real estate. Though the State’s revenues declined in 2002 and 2003, it has experienced revenue growth since that time and anticipates continued growth in the coming years. However, the State’s forecasting has not been consistently accurate.

Among the risks facing the Arizona economy is whether the State’s revenue growth will be sufficient to meet spending increases resulting, in part, from its rapid population growth. The State’s population increased significantly in the 1990s and continues to be one of the fastest growing in the United States.

There can be no assurance that current or future economic difficulties in the United States or Arizona and the resulting impact on the State will not adversely affect the market value of Arizona municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Arizona, see Appendix C to this SAI.

Puerto Rico Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix D to this SAI.

Guam Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam’s economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Tourism has represented the primary source of Guam’s economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.

Public sector employment in Guam is significant with approximately 27% of the labor force working for the local government or in federal jobs in 2003. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Recent world events have increased recognition of Guam’s strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.

United States Virgin Islands Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In 2003, the population of the U.S. Virgin Islands was estimated at 110,740.

Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received a record of over 2.5 million visitors in 2001, representing a 4.4% increase over 2000. Due to the events in the United States on September 11, 2001 there was a sharp reduction in the tourism throughout the final months of 2001, and continuing through 2002. However, performance in the tourism sector for 2003 indicates that the sector is recovering, as there was a 2.4% increase of visitors to the U.S. Virgin Islands during that year. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S. Virgin Islands.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph P. Deane	14 Registered investment companies with $19.1 billion in total assets under management	1 Other pooled investment vehicle with $0.1 billion in assets under management	39 Other accounts with $0.7 in total assets under management
David T. Fare	9 Registered investment companies with $5.6 billion in total assets under management	1 Other pooled investment vehicle with $0.1 billion in assets under management	39 Other accounts with $0.7 in total assets under management

Portfolio Manager Compensation.

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    SBFM or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of the fund and/or accounts that provide greater overall returns to the manager and its affiliates.

SBFM and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Managers	Dollar Range of Ownership of Securities
Joseph P. Deane	$0
David T. Fare	$0

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2003, 2004 and 2005 fiscal years, the fund paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase municipal securities during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund may execute portfolio transactions through CGM and its affiliates in accordance with rules promulgated by the SEC.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Holdings of the securities of the fund’s regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of May 31, 2005 are set forth below:

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
None	N/A	N/A

PORTFOLIO TURNOVER

The fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2004 and 2005 fiscal years, the fund’s portfolio turnover rates were 9% and 0%, respectively.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund’s outstanding shares. The remaining restrictions may be changed by the board of directors at any time. The fund may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in disposing of portfolio securities.

7.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

8.  Under normal circumstances, invest less than 80% of its assets, (net assets plus any borrowings for investment purposes), in Arizona Municipal Securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona state personal income taxes.

The fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in municipal securities.

9.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

10.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

11.  Invest in oil, gas or other mineral exploration or development programs.

Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund’s assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The board of directors manages the business and affairs of the fund. The board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the board.

The directors, including each independent director, and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1987	Professor— Harvard Business School	47	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Director	Since 1994	President—Dorsett McCabe Capital Management Inc.; Chief Investment Officer—Leeb Capital Management, Inc.	24	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Director	Since 1994	Chairman of The Dress Barn Inc.	24	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Fl New York, NY 10172 Birth Year: 1932	Director	Since 1988	Attorney	48	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1933	Director	Since 1994	Chief Executive Officer—Performance Learning Systems	24	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR:
R. Jay Gerken** CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	183	None

*      Directors are elected until their successors are elected and qualified.

**    Mr. Gerken is an “interested person” of the fund as defined in the 1940 Act because Mr. Gerken is an officer of SBFM and certain of its affiliates.

EXECUTIVE OFFICERS:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; formerly, Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000)	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1988	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David T. Fare CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

Kapel Ozsolak CAM 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; formerly, Controller of certain mutual funds associated with Citigroup	N/A	N/A

For the calendar year ended December 31, 2004, the Directors of the fund beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by Director in Family of Investment Companies
Independent Directors
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	None
Elliot S. Jaffe	None	None
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	None	Over $100,000
Interested Director
R. Jay Gerken	None	Over $100,000

As of December 31, 2004, none of the independent directors, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent directors of the fund, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose.

In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent directors of the fund for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.

The Nominating Committee is charged with the duty of making all nominations for independent directors to the board of directors. The Nominating Committee will consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund’s Secretary. The Nominating Committee did not meet during the fund’s most recent fiscal year.

The fund also has a Pricing Committee, composed of the Chairman of the Board and one independent director, which is charged with determining the fair value price for securities when required. The Pricing Committee met once during the fund’s most recent fiscal year.

The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each director during the fund’s last fiscal year and the total compensation paid by the CAM mutual fund complex for the fund’s last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. CGM compensates officers and interested directors of the fund.

No employee of CAM or any of its affiliates receives any compensation from the fund for acting as a director or officer of the fund. Each independent director receives an annual retainer of $50,000 for services as a director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead director. In addition, each independent director receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the director. The annual retainer and meeting fees are allocated among the funds for which each independent director serves on the basis of their average net assets. In addition, each independent director is reimbursed for expenses incurred in connection with attendance at Board meetings. For the calendar year ended December 31, 2004, such expenses totaled $20,519. For the fiscal year ended May 31, 2005, the directors of the fund were paid the following compensation:

Name of Person	Aggregate Compensation From Fund	Total Pension or Retirement Benefits Accrued As part of Fund Expenses	Compensation from Fund and Fund Complex Paid to Directors	Number of Portfolios in Fund Complex served by Director
Independent Director
Dwight B. Crane	$1,309	$0	$238,425	47
Burt N. Dorsett	$1,072	$0	$67,250	24
Elliot S. Jaffe	$797	$0	$68,850	24
Stephen E. Kaufman	$1,097	$0	$162,850	48
Cornelius C. Rose, Jr.	$997	$0	$74,100	24
Interested Director
R. Jay Gerken(1)	$0	$0	$0	183

(1)	Mr. Gerken is an “interested director” of the fund as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

At the end of the year in which they attain age 80, directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors emeritus may attend meetings but have no voting rights. During the fund’s last fiscal year, aggregate compensation paid to directors emeritus was $1,325.

As of September 9, 2005, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of common stock of the fund.

To the best knowledge of the directors, as of September 9, 2005, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record 5% or more of the shares of the following classes:

Shareholder	Class	% of Class
Bruce Naegeli 7112 N23rd Way Phoenix, AZ 85020-5622	A	8.0020%

Nancy K. Doss TTEE Nancy K. Doss Rev. Living Trust UAD 06/09/2000 7056 East Main Street Scottsdale, AZ 85251	A	5.5683%

Thomas F Adelson Ttee* PBDC Revocable Living Trust U/A/D 02/01/90 4744 East Exeter Phoenix, AZ 85018-2819	C	34.3913%

Mr. Donald F. Brassil 15221 N. Clubgate Dr., #8-2056 Scottsdale, AZ 85254-2637	C	8.1304%

Mabel/Jack Rappaport Trust U/A dtd 6/1983 ST FBO Mabel/Jack Rappaport 23010 Country Club Trail Scottsdale, AZ 85255-4273	C	7.2481%

Barbara W. O’Brien, Trustee FBO The Barbara W. O’Brien Trust dated 7/19/02 7349 Via Paseo Del Sur P.O. Box 515-511 Scottsdale, AZ 85258-3765	C	6.9555%

Thomas H. Littlejohn, Suc. Ttte FBO Howard A. Littlejohn Trst U/A/D 5/14/90 6012 E Campo Bello Dr Scottsdale, AZ 85254-5911	C	6.4564%

*	Deemed to have voting control over matters affecting Class C Shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator—SBFM (Manager)

SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the fund, which was most recently approved by the board of directors, including a majority of the independent directors, on July 12, 2005. The manager is an affiliate of CGM and is an indirect wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the fund’s board of directors, SBFM manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of June 30, 2005 in excess of approximately $108 billion.

The Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

At a meeting held on July 12, 2005, the board of directors considered the continuation of the Investment Advisory Agreement for another year. The board of directors, including the independent directors, considered the reasonableness of the investment advisory fee with respect to the fund in light of the nature, extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to the fund. The board compared the fees charged by the manager to the fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the fund, and to those charged by other investment advisers with respect to similar funds. The board also considered the fund’s total expenses in comparison to funds of comparable size and other factors. The board also considered the performance of the fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund had performed above the median of its performance universe for the periods presented. The board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the fund. In addition, the board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the fund, the board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the fund. The board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the fund.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory Agreement with respect to the fund. The independent directors were advised by separate independent legal counsel throughout the process. After requesting and reviewing such information as it deemed necessary, the board determined to approve continuation of the Investment Advisory Agreement for the ensuing year.

The fund pays the manager a fee for investment advisory services computed daily and paid monthly at the annual rate of 0.30% of the value of its daily net assets. For the periods below, the fund paid investment advisory fees to the manager as follows:

For the Fiscal Year Ended May 31:
2003	2004	2005
$165,535	$158,728	$148,152

For the fiscal year ended May 31, 2005, the manager waived investment advisory fees of $4,393.

SBFM also serves as administrator to the fund pursuant to a written agreement (the “Administration Agreement”). As administrator, SBFM: (a) assists in supervising all aspects of the fund’s operations; (b) supplies the fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees; (c) internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

The fund pays the manager a fee for administrative services computed daily and paid monthly at the annual rate of 0.20% of the fund’s average daily net assets up to $ 500 million and 0.18% of the fund’s average daily net assets in excess of $500 million. For the periods below, the fund paid administration fees to the manager as follows:

For the Fiscal Year Ended May 31:
2003	2004	2005
$110,357	$105,819	$98,768

Expenses

In addition to amounts payable under the Investment Advisory Agreement, Administration Agreement and Distribution Plan (defined below), the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of independent directors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The fund’s prospectus contains more information about the expenses of the fund.

Proxy Voting Guidelines and Procedures

Although individual directors may not agree with particular policies or votes by the manager, the board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented.

Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principles set forth in the its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other.

Information on how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected to serve as the fund’s independent registered public accounting firm to audit and report on the fund’s financial statements and financial highlights for the fiscal year ending May 31, 2006.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038-4982, serves as counsel to the independent directors.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its manager and distributor have adopted a code of ethics that permits their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the code of ethics of the fund, its manager and distributor are on file with the SEC.

Custodian, Transfer Agent and Sub-Transfer Agent

The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company (“State Street”), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund’s directors. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts, 02110.

Citicorp Trust Bank, fsb (the “transfer agent”), located at 125 Broad Street, New York, New York 10004, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Inc. (the “sub-transfer agent”), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s sub-transfer agent to render certain shareholder record keeping and accounting services. Under the sub-transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Investment	Sales Charge as a % Of Transaction	Sales Charge as a % Of Amount Invested	Dealers’ Reallowance as % Of Offering Price
Less than $ 25,000	4.00%	4.17%	up to 4.00%
$ 25,000– 49,999	3.50	3.63	up to 3.50
$ 50,000– 99,999	3.00	3.09	up to 3.00
$100,000– 249,999	2.50	2.56	up to 2.50
$250,000– 499,999	1.50	1.52	up to 1.50
$500,000 and over	*	*	*

*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Members of the selling group may receive up to 100% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class Y Shares.     Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with

$75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. (“PFPC” or the “sub-transfer agent”) are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust (“UIT”) sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the sub-transfer agent. The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. It is not recommended that the fund be used as a vehicle for Keogh, an individual retirement account (“IRA”) or other qualified retirement plans.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on The New York Stock Exchange, Inc. (“NYSE”) on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund’s agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder’s CGM brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund, CGM or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed a Service Agent (for a period up to 90 days from the commencement of the Smith Barney Financial Consultant’s employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant’s prior employer, (ii) was sold to the client by the Smith Barney Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from a UIT sponsored by CGM; and (g) purchases by investors participating in a CGM fee-based arrangement; in order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (j) purchases by executive deferred compensation plans participating in the CGM ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds ( other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $ 25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.     Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds ( except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.     You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent ( 5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.     If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of at least $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of at least $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund’s Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are applicable to: (a) Class B shares; (b) Class C shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred sales charge
First	4.50%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth through Eighth	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

DETERMINATION OF NET ASSET VALUE

Each Class’ net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value plus 4.17% of net asset value per share)	$9.80

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. Because the fund invests in securities of issuers rated below investment grade—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

REDEMPTION OF SHARES

The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Smith Barney Arizona Municipals Fund Inc.

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Share certificates for each fund listed will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the fund.)

Redemptions.    Redemption requests of up to $ 50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Redemptions in Kind

If the fund’s board of directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the board of directors may deem advisable; however, payments shall be made wholly in cash unless the board of directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Determination of Net Asset Value” in the prospectus and a shareholder would incur expenses if these securities were then converted to cash.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $ 10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $ 50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments will reduce the shareholder’s investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The withdrawal plan will be carried over on exchanges between Classes of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawals. For additional information, shareholders should contact a Service Agent.

Distributor

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the fund’s distributor pursuant to a written agreement dated June 5, 2000 (the “Distribution Agreement”).

For the fiscal years ended May 31, 2003, 2004 and 2005, the aggregate dollar amounts of initial sales charges on Class A shares were $46,000, $84,000 and $19,000, respectively.

For the fiscal years ended May 31, 2003, 2004 and 2005, the aggregate dollar amounts of initial sales charges on Class C shares were $6,000, $3,000 and $0, respectively.

For the fiscal year ended May 31, 2005, the aggregate dollar amount of deferred sales charges on Class B shares was $10,000.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and CGM may benefit from the temporary use of the funds. The fund’s board of directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory Agreement for continuance.

Distribution Arrangements.    To compensate CGM for the services it provides and for the expenses it bears, the fund has adopted a services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the fund pays CGM a distribution fee with respect to Class B and Class C shares primarily intended to compensate CGM for its initial expense of paying financial consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund’s average net assets attributable to the shares of each Class.

CGM incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses to Smith Barney Financial Consultants as expressed in the following table:

Fiscal Year Ended May 31, 2005:	Financial Consultant Compensation	Branch Expenses	Marketing/ Advertising Expenses	Printing Expenses	Total
Class A	$28,194	$21,528	$0	$0	$49,722
Class B	21,006	5,073	645	0	26,724
Class C	7,062	5,989	678	129	13,858

The following service and distribution fees were incurred pursuant to the Distribution Plan during the years indicated:

	Distribution Plan Fees
	Fiscal Year Ended 5/31/05	Fiscal Year Ended 5/31/04	Fiscal Year Ended 5/31/03
Class A	$59,503	$61,048	$61,834
Class B	$41,537	$56,039	$68,077
Class C	$23,275	$25,126	$24,375

Under its terms, the Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the board of directors, including a majority of the independent directors. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the directors and independent directors in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Distribution Plan, CGM will provide the fund’s board of directors with periodic reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

EXCHANGE PRIVILEGE

Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges.    If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class A and Class Y Exchanges.    Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege.    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Funds family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchases being delayed.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemptions and Exchange Program.” Exchanges will be processed at the net asset value next determined.

Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in “Taxes” below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days’ prior notice to shareholders.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions.     The fund’s policy is to declare and pay exempt-interest dividends monthly. Distributions of net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class C shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, C and Y).

TAXES

The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

As described in the fund’s prospectus, the fund is designed to provide shareholders with current income in the form of “exempt-interest dividends,” which are excluded from gross income for regular federal income tax purposes and are exempt from Arizona personal income tax. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts, because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to United States federal income tax on its taxable investment income and its capital gains, if any, that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss, (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

At May 31, 2005, the unused capital loss carryforwards of the fund were approximately $3,072,215. For federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that are realized prior to the exploration of the applicable carryforward. The carryforwards expire in varying amounts on May 31 of the year indicated:

	May 31, 2008	May 31, 2009	May 31, 2010	May 31, 2012	May 31, 2013
Carryforward Amounts	$52,447	$1,033,163	$60,095	$230,432	$1,696,078

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net amount of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains to the extent derived from the fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as tax-exempt interest or long-term capital gain. However, such dividends will be eligible (i) to be treated as qualified income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, municipal bond index and interest rate futures contracts and options on these futures contracts (collectively “section 1256 contracts”) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All Section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

The fund may be required to treat amounts as taxable (or, in the case of original issue discount, tax-exempt) income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Dividends paid by the fund from net investment income, including market discount, (other than “exempt interest dividends, as discussed below) and net realized short-term capital gains from its current and accumulated earnings and profits are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. The fund does not expect to realize a significant amount of capital gains. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

The fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal bonds and are generally not subject to regular U.S. federal income tax, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes (as discussed below). Interest on indebtedness incurred by a shareholder to purchase or carry fund shares will not be deductible for federal income tax purposes and Arizona personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or fewer, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the fund which represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” within the meaning of Section 147(a) of the Code of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate AMT. In addition, the receipt of the fund’s dividends and distributions may affect a foreign corporate shareholder’s federal “branch profits” tax liability and federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal AMT, the federal branch profits tax or the federal “excess net passive income” tax.

None of the dividends paid by the fund will qualify (i) for the corporate dividends received deduction or (ii) as so called “qualified dividend income” for purposes of taxation at long-term capital gain rates.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    The fund will notify its shareholders as to the federal income tax and Arizona personal income tax status of the dividends and distributions made by the fund. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate AMT. The dollar amount of dividends excluded or exempt from regular federal income taxation and Arizona personal income taxation and the dollar amount of dividends subject to federal income taxation and Arizona personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Arizona Tax Considerations.    Individuals, trusts and estates who are subject to Arizona personal income tax will not be subject to such tax on dividends paid by the fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to Arizona Municipal Securities. In addition, dividends paid by the fund that are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona personal income tax. There are no municipal income taxes in Arizona. Moreover, shares of the fund are not subject to Arizona property tax. Shareholders of the fund should consult their tax advisors about other state and local tax consequences of their investment in the fund.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, as well as with respect to the state and local tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell

Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Recent Developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Legg Mason, Inc. Transaction

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager. Therefore, the fund’s Board has approved a new investment management contract between the fund and the manager to become effective upon the Closing of the Sale to Legg Mason. The new investment management contract has been presented to the shareholders of the fund for their approval.

Additional Developments

The Funds have received information from CAM concerning SBFM and Salomon Brothers Asset Management Inc (“SBAM”), investment advisory companies that are a part of CAM. The Funds receive investment advisory and administrative services from SBAM or SBFM, as the case may be. The information received from CAM is as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory services relating to the Funds.

The SEC staff’s recent notification will not affect the sale by Citigroup of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Fund Matters

The fund was incorporated under the laws of the State of Maryland on May 4, 1987 and commenced operations on June 1, 1987 under the name Hutton Municipal Series Inc. On October 14, 1994, the fund changed its name to Smith Barney Arizona Municipals Fund Inc.

Under the fund’s Charter, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

Each Class of the fund’s shares represents an identical interest in the fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allowable exclusively to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The board of directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund’s outstanding shares. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

FINANCIAL STATEMENTS

The fund’s annual report for the fiscal year ended May 31, 2005 is incorporated herein by reference in its entirety. The annual report was filed on August 8, 2005, Accession Number 0001193125-05-160170.

OTHER INFORMATION

Styles of Fund Management.    In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—our portfolio manager driven funds

Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

Bond Rating Categories

Description of certain ratings assigned by Standard & Poor’s Ratings Division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

APPENDIX B

Summary of Proxy Voting Policies and Procedures

The board of directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the

B-1

position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

B-2

APPENDIX C

Additional Information Concerning Arizona Municipal Obligations

The following information is a summary of special factors affecting investments in Arizona municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of Arizona (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Arizona issuers, and other publicly issued reports written by certain agencies within the State government. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information. As noted in the Prospectus, the fund is susceptible to events that affect issuers of Arizona municipal obligations. These include possible adverse effects of Arizona constitutional amendments, legislative measures, voter initiatives and other matters described below.

General Information

Geographically, Arizona is the nation’s sixth largest state in terms of area. It is divided into three distinct topographic regions: the northern third, which is high plateau country traversed by deep canyons, such as Grand Canyon National Park; central Arizona, which is rugged, mountainous and heavily forested; and the southern third, which encompasses desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the state and federal governments, with 42.1% of the state’s land owned by the federal government, 27.3% held as Federal Trust Land, 17.8% held by private ownership, and 12.8% held by the State as of 2004.

The State is divided into fifteen counties, with two of the counties, Maricopa and Pima, accounting for approximately 75% of the total population and 80% of total wage and salary employment in the State, based on estimates made in 2000. The Phoenix metropolitan area is the state’s primary economic center as it represents approximately two-thirds of the state’s population, and is the sixth largest city in the United States. Tucson is the State’s second most populous city.

Located in the country’s sunbelt, Arizona’s population continues to be one of the fastest growing in the United States. Arizona was the second-fastest growing state in the nation between 1990 and 2000 with 10 year population growth of approximately 40%. Arizona’s July 1, 2004 population reached 5.83 million, according to the latest estimates from the Arizona Department of Economic Security Population Statistics Unit. Over the last several decades, the state has outpaced most other regions of the country in many growth categories, including population and personal income, gross state product and job creation. Based on 2000 census figures, Arizona ranks 20th in U.S. population. Arizona’s population is slightly younger than the national average, with more young adults (20 to 29) and children, but fewer middle-aged residents (age 35 to 54). The state’s median age is 34.2, while the nation’s is 35.4 years. The proportion of people younger than 25, as well as those over 65, is roughly the same as the United States as a whole. Persons in their prime working years between 25 and 64 represent over 50 percent of Arizona’s population.

The State issues no general obligation debt instruments. Under Article 9, Section 5 of its constitution, the state of Arizona is permitted to contract debts not to exceed $350,000. This constitutional provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the state government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments. However, the Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water

Infrastructure Authority of Arizona and the Arizona School Facilities Board is each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature. The particular source of payments and security for an Arizona municipal obligation is detailed in the instrument itself and in related offering materials.

Construction and manufacturing, two important industries within the State, have undergone sharply different experiences over the recent couple of years. Construction is an industry serving mostly “home-grown” demand. Population growth in Arizona, among the fastest in the Mountain states region, helps to supply the demand for job growth, while the continued low interest rates add to the affordability and attraction of housing and other related products. Manufacturing, on the other hand, is an industry largely serving demand external to Arizona. With demand levels sharply curtailed in the recent couple of years from other regions, manufacturing firms have struggled to adjust by shedding plant, equipment, and jobs—a process generally referred to as consolidation. Increasingly, however, manufacturing and mining firms have also opted to close, relocate or prioritize their expansion efforts abroad. Diversity of economic growth is important to the State’s development. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in many other areas, including aerospace, high technology, construction, finance, insurance and real estate.

Budgeting

Historically, the State Legislature has enacted an annual operating and capital outlay budget for all agencies of the State. For the fiscal year 2001-02 and fiscal year 2002-03 biennium, the State Legislature initially adopted a two-year budget but subsequently repealed the enacted budget for fiscal year 2002-03 in November, 2001 as part of its efforts to address shortfalls in State revenue collections. The State Legislature enacted a one-year budget for the State for fiscal year 2003-04 and 2004-05 and has indicated it intends to enact a budget annually at least for most State agencies.

The budget process is initiated by the Governor submitting a budget proposal to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding these expenditures. Thereafter, the Joint Legislative Budget Committee staff analyzes the Governor’s budget proposal and recommends an alternative budget. Public hearings are then conducted during the Legislative session, and generally prior to July 1, the budget is enacted through passage of appropriations bills. State agencies are then responsible, under the oversight of the Department of Administration, Division of Finance, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during a fiscal year to make additions, deletions or amendments to the enacted budget. The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity.

State Operating Funds

Arizona accounts for its revenues and expenditures within various funds. The General Fund is the chief operating fund of the State. The General Fund is a self-balancing set of accounts used for all financial resources except those required to be accounted for in another fund. The General Fund has three major revenue sources: sales taxes, income taxes, and intergovernmental revenues. Discussion of General Fund budgets is described in more detail below.

The Transportation and Aviation Planning, Highway Maintenance and Safety Fund is responsible for repair and maintenance of existing roads, paying the debt service for roads that are built from the issuing of revenue bonds, and providing technical assistance with road construction provided by contractors hired by the Arizona Department of Transportation. Total fund balance increased $52 million during fiscal year 2004. The fund balance increase was primarily caused by a $20 million increase in sales taxes, a $90 million increase in motor vehicle and fuel taxes and a $27 million decrease in intergovernmental revenues. The fiscal year 2004 collections for both sales taxes and motor vehicle and fuel taxes recorded the highest year-over-year growth since fiscal year 1999 due mainly to the improved state and national economies and population growth. The sales tax growth was primarily attributable to a significant increase in registered vehicles (236 thousand) over fiscal year 2003. The motor vehicle and fuel tax growth was primarily attributable to the increase in population, which tends to follow job growth.

The Land Endowments Fund was established when the federal government granted statehood. Both the State constitution and the federal government require that the land grants given to the State be maintained indefinitely, and the earnings from the grants should be used for public education, primarily K through 12 grades. The total fund balance increased $238 million during fiscal year 2004. Unrealized valuation increases for investments at fiscal year end, compared to the initial investment purchase price, were approximately $102 million. This increase was due to the rise in stock values of the S&P 500 and the S&P Mid Cap 400 Index Pools held by the State. Payments from the sale of trust land by the Land Department increased by approximately $61 million, from $88 million, during fiscal year 2003 to $149 million during fiscal year 2004. This increase was primarily the result of land contract payoffs that occurred for sales in prior fiscal years.

General Fund Budgeting

        Fiscal Year 2003

As with other states, declining revenues in fiscal years 2002 and 2003 required the State Legislature to reconvene numerous times to resolve projected fiscal year 2003 deficits. In the final quarter of the fiscal year 2003, after the State Legislature had completed the March 2003 First Special Session, the State began to experience a rebound in revenues. In addition, the State benefited from the Title IV Temporary Fiscal Relief legislation signed by the President. The federal government’s actions resulted in Arizona receiving $87.2 million in general fiscal relief and $22.6 million in Federal Medical Assistance Program (“FMAP”) relief in fiscal year 2003. The combined impact of both the increased revenues and the federal fiscal relief resulted in a General Fund ending balance of $192.2 million, $168.3 million above the forecasted ending balance.

        Fiscal Year 2004

The State Legislature adjourned June 19, 2003 upon conclusion of the fiscal year 2004 budget negotiations. During the period the fiscal year 2004 budget was being negotiated, the State Legislature was not yet aware that revenues were improving. Due to the then projected slow economic recovery, and the escalating costs associated with caseload growth within the health and welfare agencies, a $967.0 million deficit was originally forecasted for fiscal year 2004. To address the deficit a number of fiscal measures were employed, excluding general tax increases and reductions to urban revenue sharing. The preliminary actual revenues for fiscal year 2004 exceeded forecasts developed in May of 2004. The enacted fiscal year 2004 budget forecasted revenue growth of 4.5% over fiscal year 2003 enacted figures. However, preliminary actual revenues for fiscal year 2004 reflect a growth rate of 15.4% over fiscal year 2003 actual revenues, with the predominant growth occurring in individual (9.8%) and corporate (21.2%) income tax revenues. The State Legislature appropriated General Fund expenditures of approximately $6,537.6 million in fiscal year 2003-04, an increase of $438.9 million or 6.7% over fiscal year 2003. Growth in expenditures was primarily associated with education, entitlement, and child welfare programs. The balance of State agencies were held to fiscal year 2003 expenditure levels except for minor technical adjustments.

        Fiscal Year 2005

On May 28, 2004, the Governor signed the fiscal year 2005 budget bills into law. The budget anticipated General Fund base revenue growth of 8.3%, excluding one-time revenue increases. Through September 2004, General Fund revenues were approximately $103 million above the fiscal year 2005 forecast. The enacted expenditure level for the fiscal year 2005 General Fund budget was approximately $7,408.8 million, representing 13.3% growth or $871.2 million over fiscal year 2004. Growth in expenditures was concentrated in three primary areas: (i) population, enrollment and caseload requirements, (ii) statutory, court, or other mandatory obligations, (iii) loss of other funding sources. The difference of $293.6 million between the fiscal year 2005 projected revenues and the budgeted expenditure level is covered by the balance forward in the General Fund from fiscal year 2004. As passed by the State Legislature, the fiscal year 2005 budget projected an ending balance of approximately $2.4 million. However, given the preliminary actual revenue figures for fiscal year 2004, the $2.4 million estimate is expected to be exceeded.

        Fiscal Year 2006 and beyond

According to the Joint Legislative Budget Committee, the fiscal year 2006 budget assumes that both the national and Arizona economies will continue to grow, but at a more moderate level than the extraordinary growth rates seen in fiscal year 2005. The budget is built on a revenue growth rate (excluding one-time financing sources) of 7.4% in fiscal year 2006 compared to a forecasted fiscal year 2005 growth rate of 13.3%. Adjusting for tax law and revenue changes as noted in the following sections, the fiscal year 2006 growth rate is estimated to increase by 7.2%.

Including one-time financing sources, urban revenue sharing, and the balance forward from the previous fiscal year, the “bottom line” revenue growth in the fiscal year 2006 budget is projected to be 3.2% in fiscal year 2006, compared to 16.1% in fiscal year 2005. In dollar terms, revenue collections are expected to equal $7.99 billion in fiscal year 2005, and $8.25 billion in fiscal year 2006. The anticipated decrease in the bottom line growth rate for fiscal year 2006 is the result of the more moderate growth rate in on-going revenues as noted above, plus a $(250) million decrease in one-time financing sources.

The Joint Legislative Budget Committee also estimates that the projected overall growth of the General Fund will be 6.3% in fiscal year 2007 and 5.4% in fiscal year 2008. These estimates are relatively cautious compared to typical revenue gains in Arizona during an economic expansion. While potentially cautious, these estimates also do not reflect a recession during the forecast period. If a recession were to occur, the growth rates could be overstated. Excluding one-time items, permanent spending is projected to increase 5.3% in fiscal year 2007 and 5.8% in 2008. Given these revenue and spending assumptions, the General Fund ending balance would have a projected shortfall of $(453) million at the end of fiscal year 2007. By the end of fiscal year 2008, the projected shortfall grows to $(482) million. In comparison, the projected fiscal year 2006 ending balance shortfall is $(477) million. The projected structural shortfall, the amount by which permanent revenues falls short of permanent spending, is somewhat smaller. The fiscal year 2007 structural shortfall is estimated to be $(326) million and to grow to $(398) million in fiscal year 2008.

Litigation

Ladewig v. Arizona Department of Revenue. In a class action tax refund case, the plaintiffs sought refunds for Arizona income tax paid with respect to dividends received from corporations doing less than 50% of their business in Arizona during the years 1986 through 1989. The trial court held that such taxes violated the Commerce clause of the U.S. Constitution and certified the class. The class certification was upheld by the Arizona Supreme Court in 2001. The Arizona Tax Court subsequently approved a settlement in December 2002, limiting State payments to more than $350 million. From a subsequent review by the Arizona Department of Revenue of affected tax filings, the estimated amount of State payments has been lowered to $250 million or less.

The settlement requires the State to make settlement payments in four equal installments, two of which were made in August 2004, and one payment each in July 2005 and July 2006.

School Building Renewal Funding Cases. Certain school districts sued the State in 1999 (the “Roosevelt Case”) asserting that the Students FIRST Act as implemented did not meet the requirements of the State Constitution because the State failed to fully fund the Building Renewal Fund for fiscal years 1999, 2000 and 2002. On October 13, 2001, an Arizona Superior Court granted the State’s Cross Motion for Summary Judgment and ruled that the appropriation of a specific sum by the State Legislature for fiscal year 1999 demonstrates that there was no expectation that the statutory formula for the building renewal fund was intended to be used for fiscal year 1999. However, on May 7, 2002, the Superior Court held that the State’s failure to fully fund the Building Renewal Fund for fiscal years 2000 and 2002 was a violation of the State Constitution’s requirement that the State provide a general and uniform public school system.

On June 18, 2002, certain school districts filed a new lawsuit (the “Somerton Case”), asserting that the State had failed to fully fund the Building Renewal Fund for fiscal year 2002. On October 17, 2002 and December 13, 2002, the Superior Court held that the State had violated the State Constitution by failing to fully fund the Building Renewal Fund for fiscal year 2002. The Court also ordered the State to “remedy the constitutional deficiencies” in the level of the Building Renewal Fund funding by June 30, 2004. The Somerton case was consolidated with the Roosevelt Case, also being appealed by the State. On appeal, the Court of Appeals on August 14, 2004 reversed the trial courts’ judgments and remanded both cases to the trial court for the school districts to demonstrate that the lack of building renewal funding resulted in current unmet needs related to academic achievement. On January 6, 2004, the Arizona Supreme Court denied review of the Court of Appeals order remanding the consolidated cases.

Tobacco Litigation Settlement. The State is one of many states that has participated in the settlement of litigation with the tobacco industry over the reimbursement of healthcare costs. The settlement money is intended to compensate the State for costs it has incurred in providing health and other services to its citizens that were necessitated by the use of tobacco products. The State expects to receive settlement payments through 2025. The State received $109.489 million in fiscal year 2003. Future settlement payments are subject to several adjustments, but the amounts are not presently determinable. These adjustments include a “volume adjustment”, which could reflect any decreasing cigarette production under a formula that also takes into account increased operating income from sales. Other factors that might affect the amounts of future payments include ongoing and future litigation against the tobacco industry and the future financial health of the tobacco manufacturers. Because the net realizable value of the future settlement payments is not measurable, the State did not record a receivable for the future payments at June 30, 2003.

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RATING AGENCIES’ ACTIONS

The State does not issue general obligation debt instruments. Moody’s Investor Services, Standard and Poor’s Ratings Services and Fitch Ratings have assigned credit ratings to a number of Arizona municipal securities. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of such municipal securities.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004 (which continues in 2005) has also been reflected in the Puerto Rico economy. During fiscal year 2004 (July 2003 through June 2004), approximately 82% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 45% of Puerto Rico’s imports.

Fiscal Year 2004

The Puerto Rico Planning Board’s preliminary reports of the performance of the Puerto Rico economy during the fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross product,. According to the Household Survey, total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,205,602, an increase of 1.5%, compared to 1,188,015 for fiscal year 2003. The unemployment rate for fiscal year 2004 was 11.4%, a decrease from 12.1% for fiscal year 2003.

Fiscal Year 2005

The Planning Board’s real gross product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short term risks that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico. As in the past, the economy of Puerto Rico followed the performance of the United States economy. Although interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at historically low levels, a factor which could stimulate economic activity in Puerto Rico for the short and medium-term.

Fiscal Year 2006

The Planning Board’s real gross product forecast for fiscal year 2006, released in February 2005, projected an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005 and the possibility of deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction sector. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in the construction sector.

FINANCIAL RESULTS

Proposed Budget Fiscal Year 2006 Compared to Current Budget Fiscal Year 2005

The General Fund total revenues for fiscal year 2006 are projected to be $9.684 billion, representing an increase of $1.4 billion, or 16.6%, from budgeted fiscal year 2005 revenues.

The major changes from fiscal year 2005 are expected to be: (1) projected increases in income taxes from individuals of $259 million and income taxes from corporations of $247 million; and (ii) projected increases in motor vehicle excise taxes of $29 million and Commonwealth excise taxes of $784 million. The projection of General Fund revenues for fiscal year 2006 are based on a projected 5.9% nominal and 2.5% real growth, and additional revenues of $1.004 billion from the new legislative and administrative measures: (i) the elimination of the exemption for food, medicine and certain other goods from the 5% general excise tax; (ii) an increase in license fees for luxury cars; (iii) a temporary surtax on financial institutions; (iv) the elimination of the preferential capital gains rate; and (v) an intensification of efforts to detect excise tax evasion.

Proposed expenditures for fiscal year 2006 total $9.684 billion, which $830 million, or 9.4% higher than the $8.854 billion budgeted for fiscal year 2005. The principal reasons for the differences are (i) education related expenditures, which are proposed to be $448.3 million higher; (ii) health related expenditures, which are proposed to be approximately $74.5 million higher; (iii) public safety and protection related expenditures, which are proposed to be approximately $164.6 million higher; and (iv) debt service is expected to be $54.8 million higher.

Estimated Fiscal Year 2005 Compared to Preliminary Fiscal Year 2004

The General Fund budget for fiscal year 2005, which commenced on July 1, 2004, provides for total net revenues of $8.304 billion, which represents an increase of $319 million, or 4.0%, over the budget for fiscal year 2004. Total budgeted net revenues and actual net revenues of the General Fund for fiscal year 2004, which ended on June 30, 2004, were $7.925 billion and $7.985 billion, respectively.

The major changes in estimated revenues for fiscal year 2005, compared to preliminary revenues for fiscal year 2004, are: (i) projected increases in total income taxes of $259 million; (ii) projected increases in total excise taxes of $85 million; and (iii) projected decreases in non-tax revenues of $10 million. The revised budget of General Fund revenues for fiscal year 2005, which revised budgeted items but not the total budget amount, assumes a 6.0% nominal and 2.3% real growth in gross product, and additional revenues of $81 million from the new legislative measures described below. Budgeted revenues also include the proceeds of a $550 million loan from GDB, such loan being secured by tax receivables. Such loan may have a maximum term of ten years.

As a means of increasing revenues for fiscal year 2005, the following laws were enacted: (1) a “sunset provision” which enables early retirement or “rollover” of certain individual retirement account funds without penalties under the Commonwealth’s income tax law; (2) a one-year “sunset provision” for variable annuities by insurance companies in the United States held by Puerto Rico citizens for “rollovers” to variable annuities by Puerto Rico insurance companies; (3) a transfer to the General Fund of compulsory motor vehicle insurance premiums for which reimbursement has not been claimed; and (4) a “sunset provision” to lower all long-term capital gains tax rates by 50%. In particular, gains realized on or prior to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, will be taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. Similarly, lump sum distributions by resident individuals on income from pensions will be taxed at a rate of 10%.

As of April 30, 2005, General Fund estimated total revenues for fiscal year 2005 were within the amount originally budgeted. According to the rate of collections as of April 30, 2005, total income taxes, license fees and revenues from non-Commonwealth sources are expected to be under budget. However, such reduction is expected to be offset by collections in excess of budgeted amounts of Commonwealth excise taxes, inheritance and gift taxes and other revenues from internal sources.

Preliminary Fiscal Year 2004 Compared to Fiscal Year 2003

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The loan has a term of ten years, and may be repaid sooner to the extent that sufficient revenues are available for such purpose. This amount also excludes $82 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non-residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Secretary of the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but to be disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and are expected to be covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

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RATING AGENCIES’ ACTIONS

In May 2005, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa2 and BBB. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of the ratings could have an adverse effect on the market prices of the Commonwealth’s municipal obligations.

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

Statement of

Additional Information

September 28, 2005

Smith Barney Arizona Municipals Fund Inc.

125 Broad Street

New York, NY 10004

Supplement to SAI dated 10/26/2005

SUPPLEMENT DATED OCTOBER 26, 2005

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes certain disclosure in each of the Statements of Additional Information for the Funds listed below:

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

1

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this supplement, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against Citigroup Global Markets Inc. and Smith Barney Fund Management LLC (“SBFM,” collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this supplement, Citigroup Asset Management believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

2

SB ADJUSTABLE RATE INCOME FUND	September 28, 2005
Smith Barney Shares

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.	December 29, 2004

SMITH BARNEY ALLOCATION SERIES INC.	May 31, 2005
BALANCED PORTFOLIO
CONSERVATIVE PORTFOLIO
GROWTH PORTFOLIO
HIGH GROWTH PORTFOLIO
INCOME PORTFOLIO

SMITH BARNEY APPRECIATION FUND INC.	April 30, 2005

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.	September 28, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.	June 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.	March 18, 2005

SMITH BARNEY EQUITY FUNDS	May 31, 2005
SMITH BARNEY SOCIAL AWARENESS FUND

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.	January 28, 2005

SMITH BARNEY FUNDS, INC.
SMITH BARNEY LARGE CAP VALUE FUND	April 29, 2005
SMITH BARNEY SHORT-TERM INVESTMENT GRADE BOND FUND	April 29, 2005
U.S. GOVERNMENT SECURITIES FUND	April 29, 2005
SMITH BARNEY INCOME FUNDS
SMITH BARNEY DIVIDEND AND INCOME FUND	November 26, 2004

3

SB CONVERTIBLE FUND	November 26, 2004
Smith Barney Shares
SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND	November 26, 2004
SMITH BARNEY EXCHANGE RESERVE FUND	November 26, 2004
SMITH BARNEY HIGH INCOME FUND	November 26, 2004
SMITH BARNEY MUNICIPAL HIGH INCOME FUND	November 26, 2004
SB CAPITAL AND INCOME FUND	April 29, 2005
Smith Barney Shares
SMITH BARNEY TOTAL RETURN BOND FUND	November 26, 2004

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.	September 28, 2005
CASH PORTFOLIO
GOVERNMENT PORTFOLIO
MUNICIPAL PORTFOLIO

SMITH BARNEY INVESTMENT FUNDS INC.
SMITH BARNEY GOVERNMENT SECURITIES FUND	April 29, 2005
SMITH BARNEY HANSBERGER GLOBAL VALUE FUND	August 29, 2005
SMITH BARNEY INVESTMENT GRADE BOND FUND	April 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP GROWTH AND VALUE FUND	August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — BALANCED ALL CAP GROWTH AND VALUE FUND	August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — GLOBAL ALL CAP GROWTH AND VALUE FUND	August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — LARGE CAP GROWTH AND VALUE FUND	August 29, 2005

4

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP AND INTERNATIONAL FUND	August 29, 2005
SMITH BARNEY REAL RETURN STRATEGY FUND	November 8, 2004
SMITH BARNEY SMALL CAP VALUE FUND	January 28, 2005
SMITH BARNEY SMALL CAP GROWTH FUND	January 28, 2005

SMITH BARNEY INVESTMENT SERIES
SB GROWTH AND INCOME FUND	February 25, 2005
Smith Barney Shares
SMITH BARNEY INTERNATIONAL FUND	February 25, 2005
SMITH BARNEY DIVIDEND STRATEGY FUND	February 25, 2005

SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND	March 28, 2005
SMITH BARNEY INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND	March 28, 2005
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND	March 28, 2005
SMITH BARNEY MID CAP CORE FUND	March 28, 2005
SMITH BARNEY CLASSIC VALUES FUND	March 28, 2005
SMITH BARNEY S&P 500 INDEX FUND	April 30, 2005
Smith Barney Shares
Citi Shares

SMITH BARNEY MANAGED MUNICIPALS FUND INC.	June 28, 2005

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND	March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.	April 29, 2005
CASH PORTFOLIO
GOVERNMENT PORTFOLIO

5

SMITH BARNEY MUNI FUNDS
CALIFORNIA MONEY MARKET PORTFOLIO	July 29, 2005
FLORIDA PORTFOLIO	July 29, 2005
GEORGIA PORTFOLIO	July 29, 2005
LIMITED TERM PORTFOLIO	July 29, 2005
MASSACHUSETTS MONEY MARKET PORTFOLIO	July 29, 2005
NATIONAL PORTFOLIO	July 29, 2005
NEW YORK MONEY MARKET PORTFOLIO	July 29, 2005
NEW YORK PORTFOLIO	July 29, 2005
PENNSYLVANIA PORTFOLIO	July 29, 2005

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.	July 29, 2005

SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.	July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND	August 28, 2005

SMITH BARNEY SECTOR SERIES FUND INC.	February 25, 2005
SMITH BARNEY FINANCIAL SERVICES FUND
SMITH BARNEY HEALTH SCIENCES FUND
SMITH BARNEY TECHNOLOGY FUND

SMITH BARNEY SMALL CAP CORE FUND, INC.	April 29, 2005

SMITH BARNEY TRUST II
SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND	February 25, 2005
SMITH BARNEY INTERNATIONAL LARGE CAP FUND	April 29, 2005
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND	February 25, 2005
SMITH BARNEY CAPITAL PRESERVATION FUND	February 25, 2005
SMITH BARNEY CAPITAL PRESERVATION FUND II	February 25, 2005
SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND	February 25, 2005

6

SMITH BARNEY WORLD FUNDS, INC.
SMITH BARNEY INFLATION MANAGEMENT FUND	February 28, 2005
INTERNATIONAL ALL CAP GROWTH PORTFOLIO	February 28, 2005

FD03289

7

Supplement to SAI dated 12/01/2005

SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management (or advisory) contract (and sub-advisory contract(s), if applicable) to terminate.

The fund’s shareholders previously approved a new investment management (or advisory) contract between the fund and the Manager (and new sub-advisory contract(s), if applicable), which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The fund’s Board has appointed the fund’s current distributor, Citigroup Global Markets Inc. (“CGMI”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. For those funds that have adopted Rule 12b-1 Plans with respect to certain classes of shares, the fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the

1

fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

The following supplements the sections of each of the Prospectuses entitled “Sales charges” and “More about deferred sales charges” and the section of the Statement of Additional Information (the “SAI”) entitled “Purchase of Shares” for the funds listed below which have sales charges:

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS.

A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, for those funds that have adopted amended and restated Rule 12b-1 Plans, starting in the thirteenth month after purchase the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. CGMI will receive these payments as Service Agent.

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. Similarly, LMIS will pay Service Agents, including CGMI, selling Class C shares a commission of up to 1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. For those funds that have adopted amended and restated Rule 12b-1 Plans, until the thirteenth month after purchase LMIS will retain the distribution and service fee.

2

The procedures described in the Prospectus under the captions “Buying shares,” “Exchanging shares” and “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the names of investment advisers of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distributors” or “Principal Underwriters”, as applicable to a fund:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, located at 388 Greenwich Street, New York, New York 10013 serve as the fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the fund’s distributor or principal underwriter include LMIS and CGMI.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distribution Arrangements” or “Distributors,” as applicable to a fund:

Effective December 1, 2005, with respect to those fund classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. For those funds that have adopted amended and restated Rule 12b-1 Plans, the co-distributors will

3

provide the fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAIs for each of the funds listed below entitled “Portfolio Transactions” or “Brokerage and Portfolio Transactions”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI under the captions “Purchase of Shares,” “Redemption of Shares”, “Purchase, Redemption and Exchange of Shares” and “Exchange Privilege” will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

SB ADJUSTABLE RATE INCOME FUND	September 28, 2005
Smith Barney Shares

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.	September 28, 2005

SMITH BARNEY FUNDS, INC.	April 29, 2005
Large Cap Value Fund
Short-Term Investment Grade Bond Fund
U.S. Government Securities Fund

4

SMITH BARNEY INCOME FUNDS
Smith Barney Dividend and Income Fund	November 28, 2005
SB Convertible Fund	November 28, 2005
Smith Barney Shares
Smith Barney High Income Fund	November 28, 2005
Smith Barney Municipal High Income Fund	November 28, 2005
SB Capital and Income Fund	April 29, 2005
Smith Barney Shares
Smith Barney Total Return Bond Fund	November 28, 2005

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.	September 28, 2005
Cash Portfolio
Government Portfolio
Municipal Portfolio

SMITH BARNEY INVESTMENT FUNDS INC.
Smith Barney Multiple Discipline Funds	August 29, 2005
All Cap and International Fund
Smith Barney Hansberger Global Value Fund	August 29, 2005
Smith Barney Real Return Strategy Fund	November 8, 2004
Smith Barney Small Cap Value Fund	January 28, 2005

SMITH BARNEY INVESTMENT TRUST
Smith Barney Intermediate Maturity California Municipals Fund	March 28, 2005
Smith Barney Intermediate Maturity New York Municipals Fund	March 28, 2005
Smith Barney S&P 500 Index Fund	April 30, 2005
Smith Barney Shares
Citi Shares
Smith Barney Classic Values Fund	March 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.	November 28, 2005

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND	March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.	April 29, 2005
Government Portfolio

5

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.	July 29, 2005

SMITH BARNEY MUNI FUNDS	July 29, 2005
California Money Market Portfolio
Florida Portfolio
Georgia Portfolio
Limited Term Portfolio
Massachusetts Money Market Portfolio
National Portfolio
New York Money Market Portfolio
Pennsylvania Portfolio

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.	July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND	August 28, 2005

SMITH BARNEY SMALL CAP CORE FUND, INC.	April 29, 2005

SMITH BARNEY WORLD FUNDS, INC.	February 28, 2005
Smith Barney Inflation Management Fund
International All Cap Growth Portfolio

6

FD 03313

Supplement to SAI dated 01/18/2006

SUPPLEMENT DATED JANUARY 18, 2006

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE PORTFOLIOS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

CITIFUNDS TRUST I
SMITH BARNEY EMERGING MARKETS EQUITY FUND	January 4, 2005

SB ADJUSTABLE RATE INCOME FUND	September 28, 2005
Smith Barney Shares

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.	September 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.	November 28, 2005

SMITH BARNEY FUNDS, INC.
SMITH BARNEY LARGE CAP VALUE FUND	April 29, 2005
SMITH BARNEY SHORT-TERM INVESTMENT GRADE BOND FUND	April 29, 2005
U.S. GOVERNMENT SECURITIES FUND	April 29, 2005

1

SMITH BARNEY INCOME FUNDS
SMITH BARNEY DIVIDEND AND INCOME FUND	November 28, 2005
SB CONVERTIBLE FUND	November 28, 2005
Smith Barney Shares
SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND	November 28, 2005
SMITH BARNEY EXCHANGE RESERVE FUND	November 28, 2005
SMITH BARNEY HIGH INCOME FUND	November 28, 2005
SMITH BARNEY MUNICIPAL HIGH INCOME FUND	November 28, 2005
SB CAPITAL AND INCOME FUND	April 29, 2005
Smith Barney Shares
SMITH BARNEY TOTAL RETURN BOND FUND	November 28, 2005

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.	September 28, 2005
CASH PORTFOLIO
GOVERNMENT PORTFOLIO
MUNICIPAL PORTFOLIO

SMITH BARNEY INVESTMENT FUNDS INC.
SMITH BARNEY HANSBERGER GLOBAL VALUE FUND	August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP AND INTERNATIONAL FUND	August 29, 2005
SMITH BARNEY REAL RETURN STRATEGY FUND	November 8, 2004
SMITH BARNEY SMALL CAP VALUE FUND	January 28, 2005
SMITH BARNEY SMALL CAP GROWTH FUND	January 28, 2005

2

SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND	March 28, 2005
SMITH BARNEY INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND	March 28, 2005
SMITH BARNEY CLASSIC VALUES FUND	March 28, 2005
SMITH BARNEY S&P 500 INDEX FUND	April 30, 2005
Smith Barney Shares
Citi Shares

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND	March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.	April 29, 2005
GOVERNMENT PORTFOLIO

SMITH BARNEY MUNI FUNDS
CALIFORNIA MONEY MARKET PORTFOLIO	July 29, 2005
FLORIDA PORTFOLIO	July 29, 2005
GEORGIA PORTFOLIO	July 29, 2005
LIMITED TERM PORTFOLIO	July 29, 2005
MASSACHUSETTS MONEY MARKET PORTFOLIO	July 29, 2005
NATIONAL PORTFOLIO	July 29, 2005
NEW YORK MONEY MARKET PORTFOLIO	July 29, 2005
PENNSYLVANIA PORTFOLIO	July 29, 2005

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.	July 29, 2005

SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.	July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND	August 28, 2005

SMITH BARNEY SMALL CAP CORE FUND, INC.	April 29, 2005

3

SMITH BARNEY TRUST II
SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND	February 25, 2005
SMITH BARNEY INTERNATIONAL LARGE CAP FUND	April 29, 2005
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND	February 25, 2005
SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND	February 25, 2005

SMITH BARNEY WORLD FUNDS, INC.
SMITH BARNEY INFLATION MANAGEMENT FUND	February 28, 2005
INTERNATIONAL ALL CAP GROWTH PORTFOLIO	February 28, 2005

FD03355

4

Supplement to SAI dated 02/17/2006

SUPPLEMENT DATED FEBRUARY 17, 2006

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements (and supersedes, where applicable) the information contained in the funds’ Statements of Additional Information concerning sales charge waivers that apply to purchases of Class A shares of the Funds:

Purchases of Class A shares may be made at net asset value without an initial sales charge by (i)  Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii)  any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase).

Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information.

Citifunds Trust I
Smith Barney Emerging Markets Equity Fund	January 4, 2005
SB Adjustable Rate Income Fund	September 28, 2005
Smith Barney Shares

Smith Barney Aggressive Growth Fund Inc.	December 29, 2005
Smith Barney Allocation Series Inc.	May 31, 2005
Balanced Portfolio
Conservative Portfolio
Growth Portfolio
High Growth Portfolio
Income Portfolio
Smith Barney Appreciation Fund Inc.	April 30, 2005
Smith Barney Arizona Municipals Fund Inc.	September 28, 2005
Smith Barney California Municipals Fund Inc.	June 28, 2005
Smith Barney Core Plus Bond Fund Inc.	March 18, 2005
Smith Barney Equity Funds
Smith Barney Social Awareness Fund	May 31, 2005
Smith Barney Fundamental Value Fund Inc.	January 28, 2006
Smith Barney Funds, Inc.
Smith Barney Large Cap Value Fund	April 29, 2005
Smith Barney Short-Term Investment Grade Bond Fund	April 29, 2005
U.S. Government Securities Fund	April 29, 2005
Smith Barney Income Funds
Smith Barney Dividend and Income Fund	November 28, 2005
SB Convertible Fund	November 28, 2005
Smith Barney Shares
Smith Barney Diversified Strategic Income Fund	November 28, 2005
Smith Barney High Income Fund	November 28, 2005
Smith Barney Municipal High Income Fund	November 28, 2005
SB Capital and Income Fund
Smith Barney Shares	April 29, 2005
Smith Barney Total Return Bond Fund	November 28, 2005
Smith Barney Investment Funds Inc.
Smith Barney Government Securities Fund	April 29, 2005
Smith Barney Hansberger Global Value Fund	August 29, 2005
Smith Barney Investment Grade Bond Fund	April 29, 2005
Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund	August 29, 2005

2

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund	August 29, 2005
Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund	August 29, 2005
Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund	August 29, 2005
Smith Barney Multiple Discipline Funds — All Cap and International Fund	August 29, 2005
Smith Barney Real Return Strategy Fund	January 30, 2006
Smith Barney Small Cap Value Fund	January 30, 2006
Smith Barney Small Cap Growth Fund	January 30, 2006
Smith Barney Investment Series
SB Growth and Income Fund	February 25, 2005
Smith Barney Shares
Smith Barney International Fund	February 25, 2005
Smith Barney Dividend Strategy Fund	February 25, 2005
Smith Barney Investment Trust
Smith Barney Intermediate Maturity California Municipals Fund	March 28, 2005
Smith Barney Intermediate Maturity New York Municipals Fund	March 28, 2005
Smith Barney Large Capitalization Growth Fund	March 28, 2005
Smith Barney Mid Cap Core Fund	March 28, 2005
Smith Barney Classic Values Fund	March 28, 2005
Smith Barney Managed Municipals Fund Inc.	June 28, 2005
Smith Barney Massachusetts Municipals Fund	March 29, 2005
Smith Barney Muni Funds
Florida Portfolio	July 29, 2005
Georgia Portfolio	July 29, 2005
Limited Term Portfolio	July 29, 2005
National Portfolio	July 29, 2005
New York Portfolio	July 29, 2005
Pennsylvania Portfolio	July 29, 2005
Smith Barney New Jersey Municipals Fund, Inc.	July 29, 2005
Smith Barney Oregon Municipals Fund	August 28, 2005

3

Smith Barney Sector Series Fund Inc.	February 25, 2005
Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund
Smith Barney Small Cap Core Fund, Inc.	April 29, 2005
Smith Barney Trust II
Smith Barney Diversified Large Cap Growth Fund	February 25, 2005
Smith Barney International Large Cap Fund	April 29, 2005
Smith Barney Small Cap Growth Opportunities Fund	February 25, 2005
Smith Barney Capital Preservation Fund	February 25, 2005
Smith Barney Capital Preservation Fund II	February 25, 2005
Smith Barney Short Duration Municipal Income Fund	February 25, 2005
Smith Barney World Funds, Inc.
Smith Barney Inflation Management Fund	February 28, 2005

4

Supplement to SAI dated 04/07/2006

APRIL 7, 2006

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF EACH SMITH BARNEY AND SB MUTUAL FUND LISTED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus and Statement of Additional Information.

Effective April 7, 2006, each Registrant (except CitiFunds Trust I) and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as listed below.

There will be no change in the Funds’ investment objective(s) or investment policies as a result of the name changes.

For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name	Date of Current Prospectus and SAI

CitiFunds Trust I
Legg Mason Partners Emerging Markets Equity Fund	February 28, 2006
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Adjustable Rate Income Fund	September 28, 2005
Legg Mason Partners Aggressive Growth Fund, Inc.
Legg Mason Partners Aggressive Growth Fund, Inc.	December 29, 2005
Legg Mason Partners Appreciation Fund, Inc.
Legg Mason Partners Appreciation Fund, Inc.	April 30, 2005
Legg Mason Partners Arizona Municipals Fund, Inc.
Legg Mason Partners Arizona Municipals Fund, Inc.	September 28, 2005
Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Partners California Municipals Fund, Inc.	June 28, 2005
Legg Mason Partners Core Plus Bond Fund, Inc.
Legg Mason Partners Core Plus Bond Fund, Inc.	November 28, 2005
Legg Mason Partners Equity Funds
Legg Mason Partners Social Awareness Fund	May 31, 2005
Legg Mason Partners Fundamental Value Fund, Inc.
Legg Mason Partners Fundamental Value Fund, Inc.	January 28, 2006
Legg Mason Partners Funds, Inc.
Legg Mason Partners Large Cap Value Fund	April 29, 2005
Legg Mason Partners Short-Term Investment Grade Bond Fund	April 29, 2005
Legg Mason Partners U.S. Government Securities Fund	April 29, 2005

New Registrant/Fund Name	Date of Current Prospectus and SAI

Legg Mason Partners Income Funds
Legg Mason Partners Capital and Income Fund	April 29, 2005
Legg Mason Partners Convertible Fund	November 28, 2005
Legg Mason Partners Diversified Strategic Income Fund	November 28, 2005
Legg Mason Partners Dividend and Income Fund	November 28, 2005
Legg Mason Partners Exchange Reserve Fund	November 28, 2005
Legg Mason Partners High Income Fund	November 28, 2005
Legg Mason Partners Municipal High Income Fund	November 28, 2005
Legg Mason Partners Total Return Bond Fund	November 28, 2005
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Government Securities Fund	April 29, 2005
Legg Mason Partners Hansberger Global Value Fund	August 29, 2005
Legg Mason Partners Investment Grade Bond Fund	April 29, 2005
Legg Mason Partners Multiple Discipline Funds All Cap and International	August 29,2005
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	August 29,2005
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	August 29,2005
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	August 29,2005
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	August 29,2005
Legg Mason Partners Real Return Strategy Fund	January 30, 2006
Legg Mason Partners Small Cap Growth Fund	January 30, 2006
Legg Mason Partners Small Cap Value Fund	January 30, 2006
Legg Mason Partners Investment Series
Legg Mason Partners Growth and Income Fund	February 28, 2006
Legg Mason Partners Dividend Strategy Fund	February 28, 2006
Legg Mason Partners International Fund	February 28, 2006
Legg Mason Partners Investment Trust
Legg Mason Partners Classic Values Fund	March 30, 2006
Legg Mason Partners Intermediate Maturity California Municipals Fund	March 30, 2006
Legg Mason Partners Intermediate Maturity New York Municipals Fund	March 30, 2006
Legg Mason Partners Large Cap Growth Fund	March 30, 2006
Legg Mason Partners Mid Cap Core Fund	March 30, 2006
Legg Mason Partners Managed Municipals Fund, Inc.
Legg Mason Partners Managed Municipals Fund, Inc.	June 28, 2005
Legg Mason Partners Massachusetts Municipals Fund
Legg Mason Partners Massachusetts Municipals Fund	March 30, 2006
Legg Mason Partners Municipal Funds
Legg Mason Partners Florida Municipals Fund	July 29, 2005
Legg Mason Partners Georgia Municipals Fund	July 29, 2005
Legg Mason Partners Limited Term Municipals Fund	July 29, 2005
Legg Mason Partners National Municipals Fund	July 29, 2005
Legg Mason Partners New York Municipals Fund	July 29, 2005
Legg Mason Partners Pennsylvania Municipals Fund	July 29, 2005
Legg Mason Partners New Jersey Municipals Fund, Inc.
Legg Mason Partners New Jersey Municipals Fund, Inc.	July 29, 2005

New Registrant/Fund Name	Date of Current Prospectus and SAI

Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners Oregon Municipals Fund	August 28, 2005
Legg Mason Partners Sector Series, Inc.
Legg Mason Partners Financial Services Fund	February 28, 2006
Legg Mason Partners Health Sciences Fund	February 28, 2006
Legg Mason Partners Technology Fund	February 28, 2006
Legg Mason Partners Trust II
Legg Mason Partners Capital Preservation Fund	February 28, 2006
Legg Mason Partners Capital Preservation Fund II	February 28, 2006
Legg Mason Partners Diversified Large Cap Growth Fund	February 28, 2006
Legg Mason Partners International Large Cap Fund	April 29, 2005
Legg Mason Partners Short Duration Municipal Income Fund	February 28, 2006
Legg Mason Partners Small Cap Growth Opportunities Fund	February 28, 2006
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Inflation Management Fund	February 28, 2006
Legg Mason Partners International All Cap Growth Fund	February 28, 2006
Legg Mason Partners Small Cap Core Fund, Inc.
Legg Mason Partners Small Cap Core Fund, Inc.	April 29, 2005

FD 03385

Supplement to SAI dated 07/12/2006

Supplement dated July 12, 2006

to the Prospectuses and Statements of Additional Information

of the Funds indicated below

The following supplements the Prospectus and Statement of Additional Information for each fund listed below:

Management

On August 1, 2006, Legg Mason Partners Fund Advisor, LLC (or LMPFA) will become the fund’s investment manager and Western Asset Management Company will become the fund’s subadviser. Legg Mason Partners Diversified Strategic Income Fund, Legg Mason Partners Core Plus Bond Fund, Inc. and Salomon Brothers Strategic Bond Fund will also have Western Asset Management Company Limited as a subadviser.

LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds.

Western Asset Management Company (or Western Asset), established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, and Western Asset Management Company Limited (or Western Asset Limited), with offices at 10 Exchange Place, London, England, act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion, of which approximately $77 billion was managed by Western Asset Limited.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to Western Asset and, as applicable, Western Asset Limited, the day-to-day portfolio management of the fund. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees,

17

will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions. The fund’s investment management fee remains unchanged.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new Board, approve matters that will result in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The following supplements the Prospectus and Statement of Additional Information for each fund other than the Money Market Funds, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund:

The fund’s Board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund’s front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected to be implemented during the fourth quarter of 2006. The fund’s Prospectus will be further supplemented prior to their implementation.

Effective July 12, 2006, the Legg Mason Partners funds and Salomon Brothers funds will reduce the minimum initial and subsequent investment

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requirements to $ 1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

Reorganization

The following supplements the Prospectus and Statement of Additional Information for each fund listed as an Acquired Fund on Schedule I to this Supplement:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the “Acquiring Fund”) listed opposite the fund on Schedule I in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur during the first quarter of 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for, as noted later in this supplement, Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Georgia Municipals Fund).

Benchmark change

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Government Securities Fund:

Effective September 1, 2006, the fund’s benchmarks will change from the Lehman Brothers Government Bond Index and Citigroup Treasury/Mortgage

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Index to the Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities (MBS) Index. There will be no change in the fund’s investment objective or investment policies as a result of the benchmark change.

Name change

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Limited Term Municipals Fund:

Effective September 1, 2006, the fund’s name will be changed to Legg Mason Partners Intermediate-Term Municipals Fund. There will be no change in the fund’s investment objective or investment policies as a result of the name change.

Fund closures

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Georgia Municipals Fund:

Effective as of the close of business on July 12, 2006, the fund will be closed to all new purchases and incoming exchanges. The fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until August 11, 2006 in order to permit them to select an investment alternative. In addition, the fund will remain open for dividend reinvestment and Class B to Class A conversions. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the fund will be waived as of the close of business on July 12, 2006.

* * *

*	“Salomon Brothers,” “Smith Barney” and “Citi” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

* * *

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Fund	Date of Prospectus and Statement of Additional Information*
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Investment Grade Bond Fund	May 1, 2006
Legg Mason Partners Government Securities Fund	May 1, 2006

Legg Mason Partners Municipal Funds
California Money Market Portfolio	July 29, 2005
Legg Mason Partners Florida Municipals Fund	July 29, 2005
Legg Mason Partners Georgia Municipals Fund	July 29, 2005
Legg Mason Partners Limited Term Municipals Fund	July 29, 2005
Legg Mason Partners National Municipals Fund	July 29, 2005
Massachusetts Money Market Portfolio	July 29, 2005
New York Money Market Portfolio	July 29, 2005
Legg Mason Partners New York Municipals Fund	July 29, 2005
Legg Mason Partners Pennsylvania Municipals Fund	July 29, 2005

Legg Mason Partners Funds, Inc.
Legg Mason Partners U.S. Government Securities Fund	May 1, 2006
Legg Mason Partners Short-Term Investment Grade Bond Fund	May 1, 2006

Legg Mason Partners Income Funds
Legg Mason Partners Diversified Strategic Income Fund	November 28, 2005
Legg Mason Partners High Income Fund	November 28, 2005
Legg Mason Partners Municipal High Income Fund	November 28, 2005
Legg Mason Partners Total Return Bond Fund	November 28, 2005
Legg Mason Partners Exchange Reserve Fund	November 28, 2005

Legg Mason Partners Managed Municipals Fund, Inc.	June 28, 2006

Legg Mason Partners California Municipals Fund, Inc.	June 28, 2006

Legg Mason Partners New Jersey Municipals Fund, Inc.	July 29, 2005

Legg Mason Partners Oregon Municipals Fund	August 28, 2005

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Fund	Date of Prospectus and Statement of Additional Information*
Legg Mason Partners Arizona Municipals Fund, Inc.	September 28, 2005

Legg Mason Partners Core Plus Bond Fund, Inc.	November 28, 2005

Legg Mason Partners Massachusetts Municipals Fund	March 30, 2006

Legg Mason Partners Investment Trust
Legg Mason Partners Intermediate Maturity California Municipals Fund	March 30, 2006
Legg Mason Partners Intermediate Maturity New York Municipals Fund	March 30, 2006

Legg Mason Partners World Funds, Inc.
Legg Mason Partners Inflation Management Fund	February 28, 2006

Legg Mason Partners Adjustable Rate Income Fund	September 28, 2005

Legg Mason Partners Trust II
Legg Mason Partners Short Duration Municipal Income Fund	February 28, 2006

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	May 1, 2006
Salomon Brothers California Tax Free Bond Fund	May 1, 2006
Salomon Brothers New York Tax Free Bond Fund	May 1, 2006

Salomon Brothers Series Funds Inc
Salomon Brothers High Yield Bond Fund	May 1, 2006
Salomon Brothers Short/Intermediate U.S. Government Fund	May 1, 2006
Salomon Brothers Strategic Bond Fund	May 1, 2006
Salomon Brothers Cash Management Fund	May 1, 2006
Salomon Brothers New York Municipal Money Market Fund	May 1, 2006
Salomon Brothers Institutional Money Market Fund	May 1, 2006

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Fund	Date of Prospectus and Statement of Additional Information*
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Institutional Emerging Markets Debt Fund	May 1, 2006
Salomon Brothers Institutional High Yield Bond Fund	May 1, 2006

Smith Barney Institutional Cash Management Fund Inc.
Cash Portfolio	September 29, 2005
Government Portfolio	September 29, 2005
Municipal Portfolio	September 29, 2005

Smith Barney Municipal Money Market Fund, Inc.	July 29, 2005

Smith Barney Money Funds, Inc.
Cash Portfolio	May 1, 2006
Government Portfolio	May 1, 2006

CitiFunds Trust III
Citi Cash Reserves	December 31, 2005
Citi US Treasury Reserves	December 31, 2005
Citi Tax Free Reserves	December 31, 2005
Citi California Tax Free Reserves	December 31, 2005
Citi Connecticut Tax Free Reserves	December 31, 2005
Citi New York Tax Free Reserves	December 31, 2005

CitiFunds Premium Trust
Citi Premium Liquid Reserves	December 31, 2005
Citi Premium US Treasury Reserves	December 31, 2005

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	December 31, 2005
Citi Institutional Cash Reserves	December 31, 2005
Citi Institutional US Treasury Reserves	December 31, 2005
Citi Institutional Tax Free Reserves	December 31, 2005
Citi Institutional Enhanced Income Fund	December 31, 2005

CitiFunds Trust I
Citi Institutional Money Reserves	December 31, 2005

*	As supplemented.

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Schedule I – Reorganizations

Acquired Fund	Acquiring Fund
Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Diversified Strategic Income Fund
Salomon Brothers Strategic Bond Fund
Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund
Legg Mason High Yield Portfolio	Legg Mason Partners High Income Fund
Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Limited Term Municipals Fund
Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.
Salomon Brothers National Tax Free Bond Fund
Legg Mason Partners Georgia Municipals Fund
Legg Mason Partners Arizona Municipals Fund, Inc.
Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund
Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Pennsylvania Tax Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund
Legg Mason Partners Exchange Reserve Fund	Cash Portfolio
Salomon Brothers New York Municipal Money Market Fund	New York Money Market Portfolio

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